UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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2026
Notice of Annual Meeting
and Proxy Statement
Who We Are
We are a leading global vacation company spanning cruise, exclusive destinations, and land-
based vacation experiences. We operate 69 ships sailing to more than 1,000 destinations across all seven continents through our three global brands: Royal Caribbean, Celebrity
Cruises, and Silversea, and also through a 50% joint venture interest in TUI Cruises which operates the Mein Schiff and Hapag-Lloyd brands.
As used in this Proxy Statement, the terms “Royal Caribbean Group,” “RCG,” the “Company,” “we,” “our” and “us” refer to
Royal Caribbean Cruises Ltd. and our wholly owned global cruise brands. Our partner brands are unconsolidated investments and therefore our operating results and other disclosures herein do not include these brands.

2026 Proxy Statement	i

Letter from the Chairman
and Chief Executive Officer
Dear fellow shareholders,
2025 was an exceptional year for Royal Caribbean Group,
defined by strong demand for our vacation experiences,
disciplined execution, and leading financial performance.
We delivered total revenues of $17.9 billion and Net Income
of $4.3 billion. This performance translated to Earnings Per
Share (EPS) of $15.61, or $15.64 Adjusted EPS, nearly
33% higher than our prior year earnings. We delivered
memorable vacations to a record 9.4 million guests at
record satisfaction scores and achieved load factors of
approximately 110% for the year. These strong results
exceeded our initial expectations for the year and reflect
the strength of our brands, the appeal of our products, and
the power of our connected vacation ecosystem. Our
progress keeps us on the path to achieve our Perfecta
financial targets announced last year, while our ambitions
go well beyond that, as evidenced by the many exciting
initiatives underway at Royal Caribbean Group.
Strategic Highlights
Over the past year, we continued to strengthen every part
of our vacation ecosystem — our brands, ships,
destinations, technology, and loyalty platform — making it
easier for guests to discover, plan, and personalize their
experiences while giving them more reasons to vacation
with us more often. These efforts are translating into
stronger engagement, higher guest satisfaction and repeat
rates, and a durable foundation for long-term growth.
A key driver of this momentum is our continued expansion
into new vacation categories. We announced the launch of
Celebrity River Cruises, an entirely new business line for
Celebrity Cruises that extends the brand into the fast-
growing river cruise market. With an initial order of ten
ships and a commitment to grow the fleet to twenty
vessels by 2031, this platform meaningfully expands our
addressable market and reinforces our strategy to meet
guests across more of their vacation journey.
At the same time, we are investing in the next generation
of innovation across our brands. We announced Royal
Caribbean’s new Discovery Class, placing two firm orders
with options for four additional ships. The first is expected to debut in 2029, followed by the second in 2032,
extending our pipeline of category-defining ships well into
the next decade.
Across our core business, our fleet expansion continues to
play a central role in delivering differentiated experiences at scale. The launches of Star of the Seas and Celebrity
Xcel were met with strong guest satisfaction, reinforcing
the appeal of our newest ships. This progress was
complemented by our TUI Cruises joint venture, which
reached an important milestone with the delivery of Mein
Schiff Relax, the first ship in a new class and now the
largest in that fleet. We continue to maintain a robust
growth pipeline, with multiple newbuild ships on order
across our brands—most notably within the Icon, Edge
and Oasis classes—reflecting a disciplined capacity
expansion strategy for the next several years.
Our private destination strategy continues to further
differentiate our offering and support both demand and
pricing. The opening of Royal Beach Club Paradise Island,
our first beach club experience, generated exceptional
guest response. As we scale this portfolio, we expect to
grow from three to eight exclusive destinations by 2028,
including additional Royal Beach Clubs and the opening of
Perfect Day Mexico.

ii	2026 Proxy Statement

We are also advancing our loyalty ecosystem to better
connect our brands and deepen guest relationships. The
introduction of Points Choice marks the next evolution of
our cross-brand loyalty platform, giving members greater
flexibility in how they earn and redeem rewards across our
portfolio. At the same time, we are building a more
seamless and personalized digital ecosystem, thoughtfully
integrating advanced analytics and AI across the guest
journey. From tailored recommendations and a more
intuitive mobile experience to smarter onboarding and
service interactions, these capabilities help us engage
guests in more meaningful ways. We are applying the
same data-driven approach and tools to improve efficiency
from optimizing energy use to marine and supply-chain
operations. We expect these investments to strengthen
the quality of our vacation experiences, deepen guest
satisfaction, and reinforce the operational discipline that
underpins our long‑term growth.
Taken together, our strategic initiatives spanning new
business lines, innovative ships, exclusive destinations,
loyalty, and digital capabilities, position us to capture a
greater share of the more than $2 trillion global vacation
market and sustain strong growth in the years ahead.
Governance
We remain committed to strong corporate governance,
effective oversight, and proactive engagement with our
shareholders. Our Board brings diverse expertise and
provides rigorous, independent oversight of strategy, risk,
and capital allocation.
Equally important, our Board and management greatly
value dialogue with our owners. During 2025, in addition to
regular investor updates on our financial results,
management engaged with shareholders across a broad
spectrum of topics, including strategy, governance,
executive compensation, and corporate responsibility. This
dialogue helps ensure our priorities remain aligned with
shareholder interests and best governance practices.
Shareholder Returns and Financial Stewardship
Our financial stewardship is grounded in strategic capital
*This letter contains non-GAAP measures. A reconciliation of these non-
GAAP financial measures to their nearest GAAP comparable financial measure is included in the Annex.
allocation while maintaining disciplined growth, a strong
investment-grade balance sheet, and returning capital to
shareholders. In 2025, we:
•Generated total revenues of $17.9 billion, representing
approximately 8.8% growth from 2024;
•Generated $6.5 billion of operating cash flow while
investing for growth and maintaining our assets to the
highest standards;
•Ended the year with solid investment grade balance
sheet and strong liquidity ($7.2 billion as of December
31, 2025); and
•Returned approximately $2 billion to shareholders
through dividends and share repurchases.
These milestones, along with our continued improvement
in cash flows, demonstrate our commitment to financial
strength and position us well for the future.
Our People and Culture
Every great vacation begins with our people. The
dedication, hospitality, and “above and beyond” service
delivered by our crew and shoreside teams are the
foundation of our success and culture. In recognition of
their efforts, Royal Caribbean Group was named to
Fortune's 2026 'World’s Most Admired Companies' list and
to Forbes’ '2026 Best American Companies' list. We are
proud of these recognitions because they reflect the
culture, strategy, and innovation that our teams bring to life every day.
Our culture of integrity, teamwork, and creativity is truly a competitive advantage – helping us attract top talent,
deepen loyalty with guests, and continually push the
boundaries of what’s possible in travel.
Looking Ahead
As we look ahead, our momentum is strong and our path
is clear. Powered by innovative brands, best-in-class
ships, advanced technology, an industry-leading vacation
ecosystem, and the best people, we’re making it easier to
vacation with Royal Caribbean Group - responsibly and at
scale.
Thank you for your continued support; the best is still ahead.
Sincerely,
JASON T. LIBERTY
Chairman and Chief Executive Officer
Royal Caribbean Group

2026 Proxy Statement	iii

2025 Performance Highlights
Key 2025 Successes
Strong Demand Driving Strong Results*
8.5%
Growth in Gross
Margin Yields
vs 2024
3.7%
Growth in Net Yields
vs 2024 in Constant
Currency
$17.9
Billion
Total revenues,
Approx 8.8% Growth
versus 2024
$4.3
Billion
Net Income
$4.3
Billion
Adjusted Net Income
$15.61
Earnings Per share
(EPS)
$7
Billion
Adjusted
EBITDA
110%
Load Factor
9.4 Million
Vacations Delivered
with High Guest
Satisfaction Scores
$15.64
Adjusted EPS
Long-Term Growth
3 new ships launched
Strong pipeline of  10 new ocean ships
to be delivered 2026-2032, including our
partner brands
Expanding portfolio of private destinations
from 3 to 8 by 2028
Launching river cruising in 2027 with
Celebrity River Cruises
Removing friction, enabling a guest-centric
vacation experience
Leveraging data and AI to deepen
relationships with customers
Expanding cross-brand loyalty
Strong Investment Grade Balance Sheet and Shareholder Returns
Generated nearly
$6.5 Billion
of operating cash flow
Returned
$2 Billion
to shareholders through dividends and
share repurchases
Ended the year with
leverage well below 3x,
consistent with our goal
of solid investment-
grade credit metrics
Delivering the Best Vacations Responsibly
By year-end 2025, 50% of
ships in our fleet are shore
power capable, with
additional retrofits underway.
All newbuild deliveries are
shore power ready.
Launched RCG University
(RCGU), a platform that delivers
high‑impact training, leadership
development, and continuous
growth opportunities for employees
across all roles
Reinforced strong local
partnerships to support
communities, including in
Jamaica during Hurricane
Melissa through the donation
of emergency supplies and
financial aid
Launched Celebrity Xcel, the
cruise industry’s first ship
designed and built for
methanol operation
*This section contains non-GAAP measures. A reconciliation of these non-GAAP financial measures to their nearest GAAP comparable financial measure is included in the Annex.

2026 Proxy Statement	iv

Notice of Annual Meeting
of Shareholders
DATE and TIME
May 28, 2026
9:00 A.M., ET
LOCATION
JW Marriott Marquis Miami
255 Biscayne Blvd. Way
Miami, FL 33131
RECORD DATE
Persons holding shares of our
common stock as of the close
of business on April 9, 2026
are entitled to notice of and to
vote at the Annual Meeting or
any adjournment thereof.
Items of Business

Proposal		Board Recommendation	Page

1	Election of 12 directors to the Board	FOR	6
2	Say-on-pay: advisory vote to approve the compensation of our named executive officers	FOR	32
3	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026	FOR	68
Shareholders also will transact such other business as may properly come before the Annual
Meeting and any adjournment thereof.
We will furnish our proxy materials over the Internet as permitted by the rules of the U.S.
Securities and Exchange Commission. As a result, we are sending a Notice of Internet
Availability of Proxy Materials rather than a full paper set of the proxy materials, unless you previously requested to receive printed copies. The Notice of Internet Availability of Proxy
Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how shareholders may obtain a paper copy of the proxy materials. This process reduces costs associated with printing and distributing our proxy materials.
Internet voting is available to make it easier for you to vote in advance of the Annual Meeting.
The instructions on the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.
All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, you are urged to vote as soon as possible by Internet or mail so that your shares may be voted in accordance with your wishes. Granting a proxy does not affect your right to revoke it later or to vote your shares in the event you attend the Annual Meeting.
R. ALEXANDER LAKE
Chief Legal Officer and Secretary
Royal Caribbean Cruises Ltd.
April 17, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2026
On or about April 17, 2026, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2025 Annual Report. These materials are available online at proxyvote.com.
The complete mailing address, including zip code, of our principal executive offices is
1050 Caribbean Way, Miami, Florida 33132 and our telephone number is (305) 539-6000.
References to our website in this proxy statement or the 2025 Annual Report are for the conveniences of readers, and information available at or through our website is not part of, nor is it incorporated by reference in, these documents.
How to Vote
BY INTERNET
www.proxyvote.com
BY TELEPHONE
1-800-690-6903
BY MAIL
Mark, sign and date your
proxy card and return in the
postage-paid envelope we
have provided.

2026 Proxy Statement	1

Proxy Summary
We look forward to welcoming you to our 2026 Annual Meeting of Shareholders. This important meeting provides the Board of
Directors and management with an opportunity to receive collective feedback from you, our shareholders. We place significant value on your opinion, and we have strived to highlight in this summary key information for your consideration. We recommend, however, that you read the entire proxy statement carefully before voting.
The board recommends a
vote “FOR” each nominee.
PROPOSAL 1
Election of Directors
Director Nominees*

Name and Primary Occupation			Committee Membership
	Age	Director Since
			AC	TCC	NGC	SESH

John F. Brock LEAD INDEPENDENT DIRECTOR Former Chairman and CEO, Coca-Cola European Partners	77	2014		•	•
Richard D. Fain INDEPENDENT Former CEO and Chairman, Royal Caribbean Group	78	1981				•
Stephen R. Howe, Jr. INDEPENDENT Former U.S. Chairman and Managing Partner, Ernst and Young	64	2018	•		•
Michael O. Leavitt INDEPENDENT Chairman, Leavitt Equity Partners and Intermountain Health	75	2022				•
Jason T. Liberty Chairman and CEO, Royal Caribbean Group	50	2021
Amy McPherson INDEPENDENT Former President and Managing Director, Europe, Marriott	64	2020		•	•
Maritza G. Montiel INDEPENDENT Former Deputy CEO and Vice Chairman, Deloitte	74	2015	•	•
Eyal M. Ofer INDEPENDENT Chairman, Ofer Global and Zodiac Group	75	1995			•	•
Vagn O. Sørensen INDEPENDENT Former President and CEO, Austrian Airlines Group	66	2011	•	•
Donald Thompson INDEPENDENT Former President and CEO, McDonald’s Corporation	63	2015		•		•
Christopher Wiernicki INDEPENDENT Former Chairman and CEO of The American Bureau of Shipping	67	2026
Arne Alexander Wilhelmsen INDEPENDENT Chairman, AWILHELMSEN AS	60	2003			•	•

AC  Audit Committee
NGC Nominating and Corporate Governance Committee
SESH Safety, Environment, Sustainability and Health Committee
TCC  Talent and Compensation Committee
Chair
Member
*Ms. Ann Moore and Ms. Rebecca Yeung are not standing for re-election and their terms on the Board will expire as of the date of the Annual Meeting.

2	2026 Proxy Statement

PROXY SUMMARY	TABLE OF CONTENTS
Current Director Skills and Experience
Experience in relevant industries such as hospitality, travel, and leisure results in a deep understanding of consumer expectations and business strategy
8/14
Industry
Experience in the maritime industry provides an understanding of marine operations, including critical health, safety, and security aspects
Maritime
7/14
Experience serving as public company CEO or other senior leadership role is valuable in understanding and managing a range of corporate governance, risk management, strategic planning, finance, operational and management and succession planning matters
Executive
Leadership
14/14
Familiarity with highly regulated industries can provide the Board with insight and understanding of effective strategies in managing the complex political and regulatory landscape in which we operate
Regulated
Business
8/14
Helpful to oversee management’s interactions with governing authorities to support desired business objectives
Government /
Public Policy
9/14
Strengthens the Board’s oversight in these areas and assures that ethical conduct, responsible practices, and adherence to corporate governance principles collectively contribute to long-term value creation
Corporate
Responsibility
and Governance
12/14
Valuable in contributing to and overseeing strong financial planning, reliable financial information, robust controls and financial reporting
Finance /
Accounting
7/14
Experience with a global enterprise or with international markets aids the Board in understanding diverse business environments, economic conditions, and cultures associated with our global workforce and activities
Global
Enterprise
13/14
Technology /
Innovation /
Cybersecurity
Helps management address innovation and competitiveness in the digital age and technology risks, including cybersecurity risks
9/14
Experience in a consumer-facing industry with an understanding of consumer expectations, experiential marketing, and loyalty programs is valuable as the Company seeks to provide all cruising guests with memorable vacation experiences and superior customer service
Risk
Management
14/14
Consumer
Business
Enables directors to effectively anticipate and oversee the most significant risks facing the Company
10/14

2026 Proxy Statement	3

TABLE OF CONTENTS	PROXY SUMMARY
The board recommends a
vote “FOR” this proposal.
PROPOSAL 2
Advisory Vote to Approve the Compensation
of Our Named Executive Officers
We place significant focus on the design of our executive compensation programs as we believe their effectiveness is crucial to our success as a company. We assess our programs regularly and strive to continuously make improvements as well as incorporate shareholder feedback.
Executive Compensation Program
Align the interests of our
executives with the interests
of our shareholders
Recruit, retain, and
motivate an
elite management team
Reward positive contributions
to both short-and long-term
corporate performance
Principles
Implementation
Total direct compensation levels
should be competitive to attract,
motivate and retain the highest
quality executives.
Our Talent and Compensation Committee seeks to establish target total direct compensation (salary, short-term incentive and long-term incentive) at appropriate levels relative to our Market Comparison Group, providing our executives the opportunity to be competitively rewarded for our financial and operational performance. Total direct compensation opportunity (i.e., maximum achievable compensation) should increase with position and responsibility.
Performance-based and “at-risk”
incentive compensation should
constitute a substantial portion of
total compensation.
We seek to foster a pay-for-performance culture, with a significant portion of total direct compensation being performance-based and/or “at risk.” Executives with greater responsibilities and the ability to directly impact our strategic and operational goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved. Therefore, the more senior the executive, the greater the percentage of total compensation in the form of performance-based and/or “at risk” compensation.
Long-term incentive compensation
should align executives’ interests
with our shareholders’ interests to
further the creation of long-term
shareholder value.
We focus on ensuring that executive compensation includes a high portion of long-term performance-based equity compensation. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects and incentivize executives to manage our company from the perspective of owners with a meaningful stake and to encourage them to remain with us for long and productive careers. Our stock ownership guidelines further enhance the incentive to create long-term shareholder value. Equity-based compensation also subjects our executives to market risk, a risk also borne by our shareholders.

4	2026 Proxy Statement

PROXY SUMMARY	TABLE OF CONTENTS
We provide compensation to our executives consisting of three principal elements: base salary, performance-based annual incentive bonus and long-term equity awards. The objectives and key features of each pay element are described below.

Equity Compensation		Cash Compensation
Variable			Fixed
Time-Based Restricted Stock Units	Performance-Based Restricted Shares	Performance-Based Annual Incentive	Base Salary
Pay Elements (rounded)

Objective

•Multi-year vesting requirements align our executives’ interests with our shareholders and incentivize retention of our executive talent	•Structured to align with shareholder interests, reward the achievement of long-term goals and promote stability and corporate loyalty among the executives	•To focus executives on annual financial and operational performance •To reward executives for performance relative to our short-term goals and initiatives	•Provide a base level of income in line with expertise, experience, tenure, performance, potential and scope of responsibility

Key Features

•Vest in equal annual
installments over three-year
period commencing on
the first anniversary date
of the grant
•Increases, when
appropriate, are
provided based on market
movements, scope of
responsibilities, and merit

•Earned only if specified
financial performance
measures are met
•Measures performance
over three years, with
annual performance
segments that have 25%,
25% and 50% weighting
•PSU Awards granted in
2025 will be earned based
on Adjusted EPS, ROIC,
and carbon intensity
•PSU Awards granted in
2025 have potential
payouts that range from
0% to 200% of target

•Earned based on company-
wide and/or brand-specific
(based on area of
responsibility) financial and
operational metrics and
individual performance
against previously
established strategic goals,
including, but not limited to,
Adjusted EPS (corporate),
adjusted brand operating
income (if applicable), and
certain corporate
responsibility goals
•For our President and
CEO, payout is entirely
based on corporate
performance
•For our other NEOs, two-
third is determined by
corporate and, if applicable,
brand performance, and
one-third is based on
individual performance
•Payouts range from 0%
to 200% based on
achievement of results
during the year

•Set annually based on
market competitiveness
and in-line with
performance and
contributions to the
achievement of
Company goals
•Increases, when
appropriate, are
provided based on
market movements,
scope of responsibilities,
and merit

CEO
Other NEOs
CEO
Other NEOs
CEO
Other NEOs
CEO
Other NEOs
28%
22%
51%
40%
14%
21%
7%
17%

2026 Proxy Statement	5

TABLE OF CONTENTS	PROXY SUMMARY
The board recommends a
vote “FOR” this proposal.
PROPOSAL 3
Ratification of Principal
Independent Registered Public
Accounting Firm
Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31,
2025 and 2024 were:

	2025 ($)	2024 ($)

Audit fees(1)	5,939,545	4,678,355
Audit-related fees(2)	716,780	800,448
Tax fees(3)	47,215	14,580
All other fees(4)	2,000	3,825
Total	6,705,540	5,497,208
(1)The audit fees for the fiscal years ended December 31, 2025 and 2024 were for professional services rendered for the integrated audits of the Company’s consolidated financial statements and system of internal control over financial reporting, quarterly reviews, statutory audits required by foreign jurisdictions, consents, issuance of comfort letters, and review of documents filed with the SEC.
(2)The audit-related fees for the fiscal years ended December 31, 2025 and 2024 were for the audits of the Company’s retirement savings plan, pre-implementation reviews of processes or systems, and other attest services.
(3)Tax fees for the fiscal years ended December 31, 2025 and 2024 were for services performed in connection with international tax compliance and transfer pricing.
(4)All other fees for the fiscal years ended December 31, 2025 and 2024  were for subscription fees for accounting and auditing research software.

6	2026 Proxy Statement

Corporate Governance
and Board Matters
The board recommends a
vote “FOR” each nominee.
]
PROPOSAL 1
Election of Directors
Our Board currently has 14 members. Ms. Moore and Ms. Yeung are not standing for re-election and their terms on the Board will expire as of the date of the Annual Meeting. The Board expresses its sincere appreciation for their dedicated services. Our
Bylaws provide that the Board of Directors shall consist of between ten and fifteen directors. Concurrently with the Annual
Meeting, the Board has set the current size of the Board to 12 directors. On the recommendation of the Nominating and
Corporate Governance Committee, the Board has nominated each of our twelve remaining directors for re-election to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each candidate has consented to being named in this proxy statement and serving as a director, if elected. However, if any nominee is not able to serve, the Board can either nominate a different person or reduce the size of the Board. If the Board nominates another individual, the persons named as proxies may vote for that nominee.
The Board unanimously recommends that shareholders vote “FOR” the election of each of the nominees for director named below.
Our Director Nominees
Our Board is made up of a diverse group of leaders with substantial experience in their respective fields. Our director nominees hold, and have held, senior positions as leaders of various large and complex businesses and organizations and in government, demonstrating their ability to develop and execute significant policy and operational objectives at the highest levels. Our nominees include current and former chief executive officers, chief financial officers, chief operating officers and other members of senior management of large, global businesses. Through these roles, our nominees have developed expertise in, among other things, core business strategy, operations, finance, human capital management and leadership development, compliance, controls and risk management, as well as the skills to respond to rapidly evolving business environments and to foster innovation and business transformation. Additionally, our nominees’ experience serving in government and on other boards brings valuable knowledge and expertise, including in the areas of public policy, governance, succession planning, financial reporting and regulatory compliance. Our Board believes that the combination of the various skills, qualifications and experiences of the director nominees contributes to an effective and well-functioning Board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight and strategic guidance.

2026 Proxy Statement	7

TABLE OF CONTENTS	OUR DIRECTOR NOMINEES
We have included below detailed biographical information for each director nominee, including career highlights, other public directorships and select professional and community contributions, along with the top qualifications, experience, skills and expertise we believe each director brings to our Board. Our Board considered all of these attributes when deciding to nominate these individuals to the Board.
John F. Brock
BACKGROUND:
Mr. Brock retired as Chief Executive Officer of Coca Cola European Partners in December 2016,
having served in that role since the formation of that company in May 2016. Prior to that, Mr. Brock served as Chairman and Chief Executive Officer of Coca Cola Enterprises Inc. since April 2008 and as Chief Executive Officer since April 2006. From February 2003 until December 2005, Mr. Brock was
Chief Executive Officer of InBev, S.A., a global brewer, and from March 1999 until December 2002, he was Chief Operating Officer of Cadbury Schweppes plc, an international beverage and confectionery company. From April 2007 to December 2007, Mr. Brock served as a director of Dow
Jones & Company, Inc., a publisher and provider of global business and financial news. From 2004 to
2006, he served as a director of the Campbell Soup Company, a global manufacturer and marketer of branded convenience food products. From 2003 to 2005, he served as a director of Interbrew /
Inbrew, a beer brewing company. He also served as a director of Reed Elsevier, a publisher, from
1997 to 2003. Mr. Brock is a Trustee of the Georgia Tech Foundation and a member of the
Smithsonian National Board. Mr. Brock is a member of the Board of Directors of ApJet, LLC and
thegameHERs, LLC and is Managing Director of Brock Holdings, LLC.
Lead Independent
Director
Age: 77
Director Since:
February 2014
Committees:
•Nominating and
Corporate Governance
Committee (Chair)
•Talent and
Compensation
Committee
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Brock brings senior leadership and strategic and global expertise from his most recent position as
Chairman and Chief Executive Officer of one of the world’s largest independent Coca-Cola bottlers.
Prior to his retirement, Mr. Brock demonstrated effective and efficient leadership of a complex, publicly traded company competing in the highly competitive international beverage industry.
Richard D. Fain
BACKGROUND:
Mr. Fain served as Chairman and Chief Executive Officer of the Company from 1988 through January
2022 and continued as Chairman until November 2025. He has been a director of the Company since
1981 and continues to serve in that capacity. A recognized industry leader, Mr. Fain has participated in the shipping industry for over 50 years and has held numerous prominent leadership roles, including Chairman of the Cruise Lines International Association (CLIA), the largest cruise industry trade association. He is also the author of a best-selling book on developing a strong corporate culture based on his experience at the Company.
Mr. Fain currently serves on the University of Miami Board of Trustees and the UHealth Board of
Directors. He previously served as Chairman of the University of Miami Board of Trustees, the Miami
Business Forum,the Greater Miami Convention and Visitors Bureau, the UHealth Board of Directors,
and the United Way of Miami Dade.
Age: 78
Director Since:
January 1981
Committees:
•Safety, Environment,
Sustainability and
Health Committee
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Fain’s breadth of experiences, tenure and leadership provide incomparable insights into the history, operations, and strategic vision of the Company as well as the evolution and direction of the cruise industry as a whole. Having served as Chairman & CEO for over 33 years, Mr. Fain helped grow the Company from a one brand Caribbean centric operation with berthing capacity of approximately 5,000 to the second largest cruise company in the world with a portfolio of global and regional brands that operate around the globe.

8	2026 Proxy Statement

OUR DIRECTOR NOMINEES	TABLE OF CONTENTS
Stephen R. Howe, Jr.
BACKGROUND:
Mr. Howe served as U.S. Chairman and Managing Partner and Americas Area Managing Partner of
Ernst & Young (“EY”) and was a member of EY’s Global Executive Board from 2006 until his retirement in 2018. In these roles, Mr. Howe directed strategy and operations for EY’s businesses of over 75,000 people delivering professional services across all industry sectors. While leading EY, Mr.
Howe also was responsible for the firm’s board governance and regulatory relationships and was executive sponsor for the firm’s focus on diversity and inclusiveness. He was with EY for 37 years.
Mr. Howe is also a member the Board of the Peterson Institute for International Economics and the
Board of Trustees (Chairman) of the Liberty Science Center. Mr. Howe was previously a member of multiple boards including Colgate University, the Center for Audit Quality and the Financial
Accounting Foundation. He currently serves as a member of the Board of Directors of Lazard Inc.
Age: 64
Director Since:
December 2018
Committees:
•Audit Committee
(Chair)
•Nominating and
Corporate Governance
Committee
Other Public
Company Boards:
•Lazard, Inc. (New York
Stock Exchange)
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Howe brings to the Board considerable financial and leadership experience through his service as U.S. Chairman and Managing Partner and Americas Managing Partner of EY. He provides the board with meaningful insight gained from his strategic and operational experience and from his extensive board experience at EY, in interactions with EY clients, and as a member of other boards noted above.
Michael O. Leavitt
BACKGROUND:
Gov. Leavitt has served as Chairman of Leavitt Equity Partners, a private equity fund, from 2009 to the present. He is also Chairman of Intermountain Health, a nonprofit healthcare system. Previously, he also served as the Chairman of Leavitt Partners, LLC, a health care consulting firm, from 2009 to
2021. He also served as the United States Secretary of Health and Human Services (2005 to 2009),
the Administrator of the U.S. Environmental Protection Agency (2003 to 2009) and the Governor of
the State of Utah (1993 to 2003).
Age: 75
Director Since:
February 2022
Committees:
•Safety, Environment,
Sustainability and
Health Committee
(Chair)
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Gov. Leavitt brings to our Board extensive management and leadership experience, including service as the Governor of Utah, a large state with a diverse body of constituents, and service in positions with the U.S. government, where he oversaw and advised on issues of national concern such as healthcare and environmental protection. These experiences were instrumental to his role as Co-
Chair of the Healthy Sail Panel in developing recommendations for cruise lines to advance their public health response to COVID-19 and contributes to the Board’s oversight of these issues. Further, his experience at the EPA provides the Board with valuable insight in relation to the Company’s various environmental, social and governance initiatives.

2026 Proxy Statement	9

TABLE OF CONTENTS	OUR DIRECTOR NOMINEES
Jason T. Liberty
BACKGROUND:
Mr. Liberty has served as Chairman and Chief Executive Officer of the Company since November
2025 and prior to that as President and Chief Executive Officer since January 2022. Mr. Liberty has held several roles since joining the Company in 2005. Most recently, Mr. Liberty served as Executive
Vice President and Chief Financial Officer since 2017 and, prior to that, as Senior Vice President and
Chief Financial Officer since 2013. Before his role as Chief Financial Officer, Mr. Liberty served as
Senior Vice President, Strategy and Finance from 2012 through 2013; as Vice President of Corporate and Revenue Planning from 2010 through 2012; and as Vice President of Corporate and Strategic
Planning from 2008 to 2010. Before joining Royal Caribbean Group, Mr. Liberty was a Senior
Manager at the international public accounting firm of KPMG LLP. Mr. Liberty previously served on the board of WNS (Holdings) Ltd., a public company, from February 2020 until October 2025.
Chairman of the Board
Age: 50
Director Since:
November 2021
Committees:
•None
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Liberty has two decades of broad-based, diverse senior management experience at the
Company, including service as Executive Vice President and Chief Financial Officer, where he was responsible for finance, strategy, shared service operations, legal, and technology matters, among other areas. His experience and industry knowledge make him a valuable member of our Board.
Amy McPherson
BACKGROUND:
Ms. McPherson served in various positions at Marriott International, Inc. for over 30 years. Most recently, from 2009 through 2019, she served as President and Managing Director, Europe. Under her leadership, Marriott launched five new brands in Europe and completed the successful integration of Starwood Hotels in Europe. Since 2017, Ms. McPherson has served as a non-executive member of the board of directors of PVH Corporation and is a member of its Audit Committee and Chair of its
Nominating & Governance Committee. In December 2023, Ms. McPherson was appointed as non-
executive member of the board of directors for Merlin Entertainments Ltd and is a member of the
Remuneration and Health, Safety & Security Committees.
Age: 64
Director Since:
December 2020
Committees:
•Talent and
Compensation
Committee
•Nominating and
Corporate Governance
Committee
Other Public
Company Boards:
•PVH Corporation
(New York Stock
Exchange)
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Ms. McPherson brings to the board considerable experience in overseeing business operations and development in Europe, having overseen multiple brands of hotels for Marriott. She has overseen acquisitions and strategic partnerships and implemented and executed strategies on both a regional and global basis. In addition, Ms. McPherson has experience managing Marriott’s global and field sales, marketing, loyalty program, revenue management, e-commerce, worldwide reservation sales and customer care, and sales channel strategy and analysis.

10	2026 Proxy Statement

OUR DIRECTOR NOMINEES	TABLE OF CONTENTS
Maritza G. Montiel
BACKGROUND:
Ms. Montiel served as Deputy Chief Executive Officer and Vice Chairman of Deloitte LLP from 2011 through her retirement in May 2014. Prior to these positions, she held numerous senior management roles at Deloitte, including Managing Partner (Leadership Development and Succession, Deloitte
University) from 2009 to 2011, and Regional Managing Partner from 2001 to 2009. During Ms.
Montiel’s tenure at Deloitte, she was the Advisory Partner for many public company registrants in addition to overseeing Deloitte’s risk function. Ms. Montiel is a board member of McCormick &
Company and Versant Media Group Inc., where she chairs the respective audit committees. She also served as a member of the Board of Directors of Comcast Corporation from June 2018 to June 2024.
Age: 74
Director Since:
December 2015
Committees:
•Audit Committee
•Talent and
Compensation
Committee
Other Public
Company Boards:
•McCormick & Company
(New York Stock
Exchange)
•Versant Media Group
Inc. (NASDAQ)
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Leveraging her more than 35 years of advising companies (including providing attestation services for public companies) across a wide cross section of industries, Ms. Montiel brings to the Board significant financial and advisory experience. The Board also benefits from her deep and broad working knowledge of the strategic and governance challenges faced by today’s large organizations and her experience overseeing risk and compliance in her role as Deputy CEO of Deloitte.
Eyal M. Ofer
BACKGROUND:
Eyal Ofer has served as a director of the Company since May 1995. He is Chairman of his multi-
generational family group, Ofer Global, leading a private portfolio of international businesses principally focused on maritime shipping, real estate, energy, technology, banking and large public investments. These include its shipping division, Zodiac Group, an international shipping enterprise operating one of the world's largest private diversified fleets, and its real estate arm, Global Holdings
Group, a property holding conglomerate with over 12 million square feet of real estate, specializing in large-scale office buildings, hotels and luxury residential developments, as well as other investment and development assets. In 2017, Eyal Ofer launched O.G. Venture Partners, a single LP Venture
Capital fund which has in excess of $2bn AUM. He also leads the group’s O.G. Energy division, which has interests including renewable energy projects focused on wind, solar and forestry, and is a global leader in the provision of FSO and FPSO units through Omni Offshore Terminals.
Age: 75
Director Since:
May 1995
Committees:
•Safety, Environment,
Sustainability and
Health Committee
•Nominating and
Corporate Governance
Committee
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Ofer brings to the Board over 40 years of significant leadership in the international maritime industry, including 30 years of service on our Board of Directors. Mr. Ofer also provides considerable expertise in both real estate and finance matters, having played a leading role throughout his career in both expanding and diversifying his family’s shipping enterprise into sectors including real estate, cruise lines, hotels, banking and technology.

2026 Proxy Statement	11

TABLE OF CONTENTS	OUR DIRECTOR NOMINEES
Vagn O. Sørensen
BACKGROUND:
Mr. Sørensen brings to the Board over 20 years of experience in the aviation industry, having served as the President and Chief Executive Officer of Austrian Airlines Group from 2001 through 2006. Prior to that, he served in a variety of roles with Scandinavian Airlines Systems, including as Executive
Vice President and Deputy CEO. He currently serves as a board member and chairman for a number of corporations throughout Europe and Canada, including Air Canada, Parques Reunidos SA, CNH
Industrial and Vakantie Discounter. Mr. Sørensen also previously served on the board of Scandic
Hotels AB, SSP Group and DFDS.
Age: 66
Director Since:
July 2011
Committees:
•Audit Committee
•Talent and
Compensation
Committee (Chair)
Other Public
Company Boards:
•Air Canada (Toronto
Stock Exchange)
•CNH Industrial (New
York Stock Exchange
and Milan Stock
Exchange)
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Sørensen’s breadth of experience in the aviation industry and the insurance industry brings useful insight to the Board, especially with respect to matters impacting the travel industry and risk management. He also provides significant experience within the shipping industry gained through his prior service as Deputy Chairman of DFDS A/S, one of the largest short seas operators in Europe.
Through his service on a number of other boards in Europe and Canada, Mr. Sørensen also provides the Board with diverse perspectives.
Donald Thompson
BACKGROUND:
Mr. Thompson currently serves as Chief Executive Officer of Cleveland Avenue, LLC, a food, beverage and technology investment company, which he founded in 2015. From 2012 to March 2015,
Mr. Thompson served as President and Chief Executive Officer of McDonald’s Corporation.
Previously, Mr. Thompson served as President and Chief Operating Officer of McDonald’s
Corporation from 2010 to 2012 and President of McDonald’s USA from 2006 to 2010. Prior to joining
McDonald’s, Mr. Thompson served six years as an Electrical Engineer for the Northrop Corporation,
where he specialized in power supply design and manufacturing for high technology radar systems.
Mr. Thompson served as director of McDonald’s Corporation from 2011 to March 2015, a director of
Exelon Corporation from 2007 to 2013 and a director of Beyond Meat, Inc. from 2015 to May 2021.
He also served as an Advisory Board member of DocuSign, Inc. from 2015 to 2018 and a Trustee of
Purdue University from 2009 to 2022. Mr. Thompson has served as a director of Northern Trust
Corporation since March 2015 and has been a member of the board of directors of Footprint
International HoldCo Inc. since April 2021, and has served as chairman of the board since June 2021.
He also serves on numerous civic and philanthropic boards. He is a member of the Commercial and
Economic Clubs of Chicago, World Business Chicago and the Arthur M. Brazier Foundation. He
serves as a director for Northwestern Memorial HealthCare and a Trustee on the board of the
Cleveland Avenue Foundation for Education. He also serves as Chairman of Amistad Financial
Services Group, a private financial services company, since December 2025.
Age: 63
Director Since:
May 2015
Committees:
•Safety, Environment,
Sustainability and
Health Committee
•Talent and
Compensation
Committee
Other Public
Company Boards:
•Northern Trust
Corporation (Nasdaq
Global Select Market)
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Thompson brings to the Board significant strategic leadership and collaboration skills as well as valuable global business perspective. His 25-year career at McDonald’s, the world’s leading global food service retailer, culminated in him leading the company from 2012 through 2015. In his role as
President & CEO of McDonald’s, Mr. Thompson directed strategy and operations for over 30,000 restaurants in over 100 countries, working closely with thousands of independent owner/operators, corporate staff and restaurant employees around the world.

12	2026 Proxy Statement

OUR DIRECTOR NOMINEES	TABLE OF CONTENTS
Age: 67
Director Since:
February 2026
Committees:
•None
Other Public
Company Boards:
•None
Christopher Wiernicki
BACKGROUND:
Mr. Wiernicki served as Chairman and CEO of American Bureau of Shipping (ABS), a
leading maritime classification society, from 2011 through 2025. Prior to that role, he held other senior positions at ABS, including president and chief operating officer and chief technology officer. Mr.
Wiernicki is a recognized expert in the marine sector, member of the International Maritime Hall of
Fame and recipient of numerous industry, government and academic accolades.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Mr. Wiernicki brings to the Board vast executive leadership experience in global maritime, technology, and energy businesses, including his tenure as Chairman and CEO of ABS. His deep expertise in engineering, safety, risk management, and technology‑driven transformation enables him to provide strong oversight of strategy, innovation, and enterprise risk. As a member of the Marine Board of the
National Academies of Sciences, Engineering, and Medicine, and service through senior advisory roles on the White House National Infrastructure Advisory Council and the U.S. Marine Transportation
Board, Mr. Wiernicki's background contributes additional perspective to complex operational, regulatory, and sustainability matters.
Arne Alexander Wilhelmsen
BACKGROUND:
Mr. Wilhelmsen is Chairman of the board of directors of AWAS Holding AS, the holding company for the Awilhelmsen group, one of Norway’s largest family-owned investments companies. Mr.
Wilhelmsen has been the Chairman of the board of directors since 2008 and was prior to this the
Chief Executive Officer of the Awilhelmsen group from 2005 to 2008. From 1995 to 2005 Mr.
Wilhelmsen held a variety of positions within the Awilhelmsen Group. From 2011 until its merger into the Awilhelmsen group in 2023, Mr. Wilhelmsen also served as Chairman of the Board of Aweco
Invest AS, a family office with financial investments, philanthropy and social impact activities.
Age: 60
Director Since:
April 2003
Committees:
•Safety, Environment,
Sustainability and
Health Committee
•Nominating and
Corporate Governance
Committee
Other Public
Company Boards:
•None
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
As the leader of an investment company with varied interests across a number of business segments, including cruise, software development for health services, insurance, real estate, retail, offshore wind, shipping and offshore oil service, Mr. Wilhelmsen brings a diverse knowledge base and strategic insight to the Board. As the representative of one of the Company’s largest shareholders and one of the Company’s original founders, Mr. Wilhelmsen also provides a valuable historical perspective to the Board.

2026 Proxy Statement	13

TABLE OF CONTENTS	DIRECTOR SKILLS AND EXPERIENCE
Director Skills and Experience
Our Board periodically reviews the appropriate skills and expertise required of the Board in order to successfully carry out its responsibilities both in the near term and into the future. This assessment includes business experience and expertise – all in the context of an assessment of the perceived needs of the Board at that time.

Skills and Experience	Brock	Fain	Howe, Jr.	Leavitt	Liberty	McPherson	Montiel	Moore	Ofer	Sørensen	Thompson	Wiernicki	Wilhelmsen	Yeung

		•		•	•	•			•	•		•	•
		•		•	•				•	•		•	•
	•	•	•	•	•	•	•	•	•	•	•	•	•	•
	•	•	•		•		•			•		•		•
	•	•	•	•	•		•			•	•	•
	•	•	•	•	•		•		•	•	•	•	•	•
		•	•		•		•	•		•			•
	•	•	•		•	•	•	•	•	•	•	•	•	•
	•	•		•	•	•			•		•	•		•
	•	•	•	•	•	•	•	•	•	•	•	•	•	•
	•	•			•	•	•	•		•	•		•	•
Industry
Maritime
Executive
Leadership
Regulated
Business
Government /
Public Policy
Corporate
Responsibility
and Governance
Finance /
Accounting
Global
Enterprise
Technology /
Innovation /
Cybersecurity
Risk
Management
Consumer
Business

14	2026 Proxy Statement

BOARD SELECTION AND EVALUATION	TABLE OF CONTENTS
Board Selection and Evaluation
PROCESS FOR IDENTIFYING AND ADDING NEW DIRECTORS
We believe that our directors should possess the highest personal and professional ethics, integrity and values, demonstrate the ability to act candidly, show a willingness and ability to evaluate, challenge and stimulate, have demonstrated leadership ability and a proven record of accomplishment as well as expertise in business, professional, academic, political or community affairs, and be committed to representing the long-term interests of our shareholders.
1.  Assessment of Potential Candidates
The Board recognizes the value of diverse backgrounds and endeavors to have a Board composed of individuals with a wealth of leadership experience, diverse viewpoints, knowledge, skills and business experience in the substantive areas that impact our business and align with our strategy. The Board is currently composed of fourteen directors with a variety of attributes that contribute to the Board’s collective strength.
The Nominating and Corporate Governance Committee assesses potential candidates based on their history of achievement, the breadth of their business experiences, whether they bring specific skills or expertise in areas that the committee has identified as desired and whether they possess personal attributes and experiences that will contribute to the sound functioning of our Board. In addition, the Board evaluation process described below is an important determinant for Board refreshment.
2.  Use of a Third-Party Search Firm
The Nominating and Corporate Governance Committee often uses a professional search firm to help identify, evaluate and conduct due diligence on potential director candidates. Using a professional search firm supports the committee in conducting a broad search and looking at a diverse pool of potential candidates. The Nominating and
Corporate Governance Committee also maintains an ongoing list of potential candidates and considers recommendations made by members of the Board.  The Board appointed Mr. Christopher Wiernicki on February 10,
2026. Mr. Wiernicki was not referred through a third-party search firm or any shareholder but is well-known by members of the Board and senior officers based on his industry experience and recognized leadership during his tenure as
CEO and Chairman of American Bureau of Shipping, a provider of marine and offshore classification services.
3.  Shareholder Nominations
In addition, the Nominating and Corporate Governance Committee considers all shareholder recommendations for director candidates and applies the same standards in considering candidates submitted by shareholders as it does in evaluating all other candidates. Shareholders can recommend candidates by writing to the Nominating and
Corporate Governance Committee in care of the Company’s Corporate Secretary, at 1050 Caribbean Way, Miami,
Florida 33132 or via email to corporatesecretary@rccl.com.
Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders should follow the procedure beginning on page 75.

2026 Proxy Statement	15

TABLE OF CONTENTS	BOARD SELECTION AND EVALUATION
Director Onboarding and Continuing Education
We maintain a comprehensive director onboarding program to familiarize all new directors with the Company’s business, including its plans, significant financial, accounting and risk management issues, policies and compliance processes, strategic priorities and members of senior management. Each director’s onboarding is tailored to take into account the individual’s prior experience and background and to ensure the director becomes knowledgeable about the most important issues affecting the
Company and its business. The onboarding process includes a series of meetings with members of senior management and their staff for briefings.
We also provide directors with membership to the National Association of Corporate Directors (NACD), which provides directors with access to continuing education, research materials, and publications relating to corporate governance, board leadership, corporate responsibility matters, and other topical information relevant to their interests. From time to time, members of management also present to the Board or its committees on new developments in areas relevant to the Company.
Our Board Evaluation Process
The Nominating and Corporate Governance Committee has oversight responsibility for the annual Board and committee evaluation process and uses feedback from the evaluation to identify director nominees.
Review of the Format
The Nominating and Corporate Governance Committee periodically reviews the format of the Board and committee evaluation process to ensure that actionable feedback is solicited on the performance of the Board and the committees. From time to time, these evaluations may be conducted using a third-party consultant.
Discussions with Directors Utilizing Questionnaires
For the 2025 evaluation process, the Chair of the Nominating and Corporate Governance Committee had one-on-
one discussions with all directors utilizing questionnaires. The questionnaires solicited commentary on various topics, including Board and committee composition and performance, meeting materials, access to management, among other matters. Directors were also invited to discuss the performance of other Directors.
Use of Results to Guide Board Enhancement
The Chair of the Nominating and Corporate Governance Committee aggregated the feedback received from individual discussions with directors and presented the findings to the Chair of each Committee as it relates to his or her respective committee. The data identified any themes or issues that had emerged and included suggestions for areas of improvement. The Chair of the Nominating and Corporate Governance Committee also presented the aggregated feedback to the full Board. The Board used these results to review and assess the Board’s and each committee’s composition and required skill sets, responsibilities, structure, processes and effectiveness.

16	2026 Proxy Statement

EXECUTIVE SUCCESSION PLANNING	TABLE OF CONTENTS
Executive Succession Planning
Succession planning and execution is one of the Board’s most important responsibilities, and the success of the Company’s recent leadership transitions is a testament to the care and diligence that the Board has devoted to this key topic. The Board’s succession planning activities are strategic, long-term and supported by the Board’s committees and external consultants. In accordance with our Corporate Governance Principles, our Talent and Compensation Committee has primary responsibility for reviewing our talent development programs and initiatives for senior executives and for periodically reviewing our programs and practices for overseeing the continuity of capable management. The Nominating and Corporate Governance Committee
has primary responsibility for overseeing a CEO transition.
Consistent with the emphasis on preparedness and succession planning, the Board periodically reviews an emergency CEO succession plan, which details the actions to be taken by specific individuals in the event the CEO suddenly dies or becomes incapacitated. The plan is designed to ensure that appropriate steps can be taken to minimize disruption to the Board and the company’s governance.
Evaluation of Potential Successors
A key responsibility of the Talent and Compensation Committee is the identification and evaluation of potential successors for the CEO position and other executives. This includes our CFO, Brand Presidents and other positions that have been identified as integral to our business. Regularly, the Talent and Compensation
Committee, in consultation with the CEO and with the assistance of external consultants, as necessary, reviews the skills, experiences and attributes that the Committee believes are required and/or desirable for the CEO and other executives in light of the Company’s then current business strategy, prospects and challenges. For each candidate, the Committee evaluates strengths, contributions, candidate readiness, and areas for development.
Recommendations from the CEO
The CEO makes available his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.
CEO Transition Process
In the event of a CEO transition, the Nominating and Corporate Governance Committee, in consultation with the
CEO, provides oversight of the CEO transition process.
Ongoing Review by the Board
The Board routinely engages with the Company’s leadership team on matters of talent and culture, including around the development of the Company’s talent pipeline and succession plans for key executive positions.

2026 Proxy Statement	17

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Corporate Governance
BOARD LEADERSHIP STRUCTURE
The Board is responsible for the overall performance of the Company through oversight of management and stewardship of the Company. Consequently, the Board believes that the independent directors should have strong defined leadership roles.
The current leadership structure of the Board consists of:

Name	Title
Jason T. Liberty	Chairman of the Board and Chief Executive Officer
John F. Brock	Lead Independent Director and Chair of Nominating and Corporate Governance Committee
Stephen R. Howe, Jr.	Chair of Audit Committee
Vagn O. Sørensen	Chair of Talent and Compensation Committee
Gov. Michael Leavitt	Chair of Safety, Environment, Sustainability and Health Committee
The Board generally believes that having a unified Chairman and CEO role, combined with an experienced independent Lead
Director,  most effectively enables the Board to perform its duties. However, the Board recognizes that its leadership structure and the combination or separation of the CEO and Chairman roles must be driven by the needs of the Company at any particular time and, as a result, no static policy exists requiring the combination or separation of leadership roles.
Following Mr. Liberty's appointment as President and CEO in January 2022, Mr. Fain retained leadership of the Board as
Chairman so that the Company and the Board could continue to benefit from his long-tenured leadership and working relationships with other members of the Board during this period of transition in our Company's senior leadership. Following
Mr. Fain stepping down as Chairman in 2025, the Board determined that it was appropriate to combine once again the roles of
Chairman and CEO. The Board believes that it has benefited from Mr. Liberty's strategic and operational insights and strong leadership skills, ranging from day-to-day operational execution to long-term strategic direction and risk management. His combined Chairman and CEO role promotes unified leadership and accountability for the Company and more streamlined communication between management and the Board, supporting efficient Board oversight of management. As the Board member most closely connected to the business, Mr. Liberty is best positioned to identify key business issues that require
Board attention and, as Board Chairman, can efficiently direct the Board's focus to such matters.
In making the determination to combine the Chairman and CEO roles, the Board also considered the strength of its independent governance framework, including a substantial majority of independent directors, fully independent Board committees, and a robust independent Lead Director role. Our current Lead Director since May 2025 is Mr. Brock. Mr. Brock succeeded William Kimsey as Lead Director, who had served in that role since 2013. In addition, all Board committees are composed entirely of independent directors and are chaired by independent directors.
The Lead Director's duties include the following;
•Calls meetings of the independent directors.
•Presides at all meetings of the Board at which the Chairman and CEO is not present, including executive sessions of the independent directors.
•Facilitates communication between the independent directors and our Chairman and CEO
•Provides independent Board leadership.
•Advises on meeting agendas, and other information sent to the board, taking into account requests of other Board members, as appropriate.
•Engages with our other independent directors to identify matters for discussion at executive sessions of independent directors and advises our Chairman and CEO of any decisions reached, and suggestions made at the executive sessions.

18	2026 Proxy Statement

CORPORATE GOVERNANCE	TABLE OF CONTENTS
INDEPENDENCE
Under our corporate governance principles, at least two-thirds of our directors are required to be independent within the meaning of the NYSE standards of independence for directors. Our Corporate Governance Principles contain guidelines established by the Board to assist it in determining director independence in accordance with these NYSE standards. The
Board believes that directors who do not meet the NYSE independence standards also make valuable contributions to the
Board and to the Company by reason of their experience and wisdom, and the Board expects that some minority of its Board will not meet the NYSE independence standards. To be considered independent under the NYSE independence standards, the Board must determine that a director does not have any direct or indirect material relationship with the Company or any of its subsidiaries. The Board has established guidelines to assist it in determining director independence in accordance with those standards, which are included within our Corporate Governance Principles and are available on the corporate governance section on our website at www.rclinvestor.com. Each director must regularly disclose to the Board whether his or her relationships satisfy these independence tests. Further, the Board also considers any transactions that occur in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, including as set fort in "Certain Relationships and Related Person Transactions — Related Person Transactions."
Based on the foregoing disclosures and other information available to it, the Board has determined that all of the directors are independent with the exception of Mr. Liberty due to his current service as CEO.
MEETINGS
The Board held 5 meetings during 2025. In 2025, each of our directors attended at least 75% of an aggregate of all meetings of the Board and of any committees on which he or she served during the period the director was on the Board or committee.
Our independent directors regularly meet in executive session without management directors present. The Lead Director presides at such meetings. We do not have a formal policy regarding Board member attendance at the annual shareholders meeting. Three of our Board members were in attendance at our 2025 shareholders meeting in person.
Board Committees
The Board has established four standing committees: the Audit Committee, the Nominating and Corporate Governance
Committee, the Safety, Environment, Sustainability and Health Committee, and the Talent and Compensation Committee.
Each of the standing committees is composed solely of independent directors. Each standing committee has adopted a written charter, meets periodically throughout the year, reports its actions and recommendations to the Board, receives reports from senior management, annually evaluates its performance and has the authority to retain outside advisors in its discretion. The primary responsibilities of each committee are summarized in the charts below and set forth in more detail in each committee’s written charter, which can be found in the corporate governance section on our website at www.rclinvestor.com. In addition to these committees, the Board, from time to time, authorizes additional Board committees to assist the Board in executing its responsibilities.

Name	Committee Membership

	AC	TCC	NGC	SESH

John F. Brock		•	•
Richard D. Fain				•
Stephen R. Howe, Jr.	•		•
Michael O. Leavitt				•
Jason T. Liberty
Amy McPherson		•	•
Maritza G. Montiel	•	•
Ann S. Moore		•
Eyal M. Ofer			•	•
Vagn O. Sørensen	•	•
Donald Thompson		•		•
Christopher Wiernicki
Arne Alexander Wilhelmsen			•	•
Rebecca Yeung	•

AC  Audit Committee
NGC Nominating and Corporate Governance Committee
SESH Safety, Environment, Sustainability and Health Committee
TCC  Talent and Compensation Committee
Chair
Member

2026 Proxy Statement	19

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Audit
Committee
Members:
•Stephen R. Howe Jr.
(Chair)
•Maritza G. Montiel
•Vagn O. Sørensen
•Rebecca Yeung
8
Meetings Held
During 2025
RESPONSIBILITIES:
•Oversight of:
◦the quality and integrity of our financial statements
◦the qualifications and independence of our principal independent auditor
◦the performance of our internal audit function and principal independent auditor
◦our compliance with the legal and regulatory requirements in connection with the foregoing
•Review of and discussions with management and the principal independent auditor regarding the annual audited and quarterly financial statements of the Company and related disclosures
•Discuss with management the guidelines and policies by which management assesses and manages the Company’s exposure to risk, including a discussion of the Company’s major enterprise risk exposures and the steps management has taken to monitor and mitigate such exposures
•Discuss with management policies regarding the Company’s information system and data privacy controls, and cybersecurity
•Review of the controls and procedures related to the Company’s environmental, social and governance disclosures
•Review reports of the Company's Ethics and Compliance Program
•Preparation of Report of the Audit Committee (page 70)
INDEPENDENCE AND FINANCIAL EXPERTISE:
•The Board has determined that each member of the Audit Committee is independent within the meaning of the NYSE and SEC standards of independence for directors and audit committee members
•The Board has concluded that Mr. Howe, Ms. Montiel and Mr. Sørensen each qualify as an “audit committee financial expert” within the meaning of SEC rules
Nominating
and Corporate
Governance
Committee
Members:
•John F. Brock (Chair)
•Stephen R. Howe, Jr.
•Amy McPherson
•Eyal M. Ofer
•Arne Alexander
Wilhelmsen
4
Meetings Held
During 2025
RESPONSIBILITIES:
•Identification of individuals qualified to become Board members
•Recommendation to the Board of director nominees
•Recommendation to the Board of Corporate Governance Principles
•Recommendation to the Board of Board committee membership, structure and operations structure, operations and Board reporting
•Oversee corporate governance matters (other than matters delegated by the Board to other Board
Committees)
•Oversee evaluation of Board and management performance
•Oversee any CEO transition
INDEPENDENCE:
•The Board has determined that each member of the Nominating and Corporate Governance
Committee is independent within the meaning of the NYSE standards of independence for directors

20	2026 Proxy Statement

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Safety,
Environment,
Sustainability
and Health
Committee
Members:
•Michael O. Leavitt
(Chair)
•Richard D. Fain
•Eyal M. Ofer
•Donald Thompson
•Arne Alexander
Wilhelmsen
4
Meetings Held
During 2025
RESPONSIBILITIES:
•Oversight of our management concerning the implementation and monitoring of our safety
(including security), environmental, sustainability and health programs and policies
•Review and monitor our overall strategies, policies and programs that impact the safety, environment and health of our guests, crew, the communities where we operate and the ports where our ships call
•Monitor our overall development of strategies, policies and practices in the areas of energy consumption, greenhouse gas, physical and transition risks related to climate change and other criteria, pollutant emissions, waste disposal and water use
•Review significant safety, environmental and health incidents
•Review of our programs and policies relative to environmental sustainability and our environmental sustainability reporting
Talent and
Compensation
Committee
Members:
•Vagn O. Sørensen
(Chair)
•John F. Brock
•Amy McPherson
•Maritza G. Montiel
•Ann S. Moore
•Donald Thompson
4
Meetings Held
During 2025
RESPONSIBILITIES:
•Approving and evaluating the executive compensation plans, policies and programs of the Company
•Annual determination of CEO compensation levels, taking into account corporate goals and CEO performance against these goals
•Annual determination of senior executive compensation levels
•Periodic review and recommendations for director compensation
•At least annual review of potential successors for the CEO position and periodic review of emergency succession planning
•Periodic review of talent development programs and initiatives for senior management, and human capital management strategies
•Review and approve the creation or revision of any clawback policy
•Oversight of stock ownership guidelines
•Preparation of Report of the Talent and Compensation Committee (page 52)
INDEPENDENCE:
•The Board has determined that each member of the Talent and Compensation Committee is independent within the meaning of the NYSE and SEC standards of independence for directors and compensation committee members

2026 Proxy Statement	21

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Board Risk Oversight
Board Oversight
The Board oversees the Company’s risk profile and management’s processes for assessing and managing risk, through both the whole Board and its committees. At least annually, the Board reviews strategic risks and opportunities facing the Company and its businesses. The Board also holds regular stand-alone reviews on specific risks identified in management's enterprise risk assessment. Other important categories of risk are assigned to designated Board committees that report back to the full Board.
Committees of the Board
Committees of the Board consider and review with management at regularly scheduled committee meetings ongoing financial, strategic, operational, legal and compliance risks inherent in the business activities applicable to each committee’s area of responsibility.
The committee chairs inform the Board of the outcome of these reviews through reports to the Board at the regularly scheduled Board meetings.
Audit Committee
•Reviews the Company’s guidelines and policies with respect to risk assessment
•Oversees management of risks relating to financial accounting and compliance matters, including risks associated with financial reporting, internal controls, the internal audit function, the Company’s cybersecurity plans, and the
Ethics and Compliance Program
Nominating and Corporate Governance Committee
•Oversees Company’s overall corporate governance, including its corporate governance principles, Board and committee structure and composition, Board’s evaluation process, director nominations, and the Board reporting arrangements of the various committees
Talent and Compensation Committee
•Oversees risks that are inherent in the design of the Company’s compensation plans, policies and practices
Safety, Environment, Sustainability and Health Committee
•Oversees risks related to the Company’s programs and policies in the areas of safety, environment, sustainability, and health
Management
Management annually performs a Company-wide enterprise risk assessment under the supervision of the Audit and
Advisory Services department. This assessment:
•is updated at least once during the course of the year;
•identifies those risks inherent in our business plans and strategies with the greatest potential to impact the achievement of our business objectives; and
•is used to provide us with a risk-based approach to managing our business.
Management reviews and discusses the risk assessment report and updates thereto with the Audit Committee and the Board.

22	2026 Proxy Statement

CORPORATE GOVERNANCE	TABLE OF CONTENTS
Executive Compensation Risk Oversight
We monitor the risks associated with our compensation programs and individual executive compensation decisions on an ongoing basis. Each year, management undertakes a review of our various compensation programs to assess the risks arising from our compensation policies and practices. In 2025, management reviewed each plan and program for risk features and presented its findings to the Talent and Compensation Committee. The risk assessments included a review of the primary design features of our compensation plans, the process to determine compensation pools and awards for employees and an analysis of how those features could directly or indirectly encourage or mitigate risk-taking.
As part of the risk assessments, the Talent and Compensation Committee considered the following factors, among others:
•the Company’s annual incentive plan has capped payouts and other appropriate safeguards in place, including minimum performance thresholds that must be met before funding occurs;
•performance metrics support the Company's business strategy and are reasonable in light of past performance;
•historically a large percentage of executive compensation has been paid in the form of long-term equity awards;
•equity awards vest over a multiple-year cycle, which aligns incentives with appropriate risk-taking;
•senior management is subject to share ownership and clawback policies; and
•no special awards were granted during 2025.
Based on this review, management and the Talent and Compensation Committee believe that the nature of our business, and the material risks we face, are such that the compensation plans, policies and programs we have put in place are not reasonably likely to give rise to risks that would have a material adverse effect on our business.

2026 Proxy Statement	23

TABLE OF CONTENTS	OTHER CORPORATE GOVERNANCE HIGHLIGHTS
Shareholder Engagement
WHY WE ENGAGE
We maintain an ongoing, proactive outreach effort with our shareholders. Throughout the year, members of our
Investor Relations team and members of senior management engage with shareholders in order to:
•Provide visibility and transparency into our business, our performance, and our corporate governance,
Corporate Responsibility and compensation practices;
•Discuss with our shareholders the issues that are important to them and share our views; and
•Assess emerging issues that may affect our business, inform our decision-making, enhance our corporate disclosures, and help shape our future practices.
SHAREHOLDER ENGAGEMENT PROCESS
Spring
Summer
Engage with shareholders to gather feedback on
compensation and governance practices ahead of the
Annual Meeting of Shareholders.
Review results from the Annual Meeting of Shareholders
and conduct targeted responsive engagements with
shareholders who did not express support for
management proposals.
Fall
Winter
Conduct comprehensive engagement with
shareholders to discuss developments in the
Company’s business and strategy, corporate
governance matters, executive compensation design,
and business priorities for the upcoming year.
Review shareholder feedback from Fall engagement
and discuss with Board potential changes to executive
compensation or governance practices in light of
feedback received, as well as recommend
enhancements to our public disclosures.
2025 SHAREHOLDER ENGAGEMENT
Who we contacted
In 2025, we reached out to all of our
top 25 shareholders, representing
69% of our outstanding shares of
common stock.
Who we engaged
Based on this outreach, we scheduled
and held meetings with 14 of our top
25 investors who held an aggregate
43% of the outstanding shares of our
common stock (or 63% of the common
stock held by our top 25 investors).
69%
43%
Who is involved in engagement
•Members of our Investor Relations team as well as our
•CEO;
•CFO;
•Chief People and Administrative Officer; and
•Relevant subject matter experts from the management
team participated in these meetings as appropriate.
Topics of engagement
During our meetings with investors, we discussed:
•Board composition;
•Current business performance; and
•Corporate responsibility reporting.
This engagement outreach was in addition to other meetings and discussions that management and our Investor Relations team had throughout the year with shareholders through quarterly earnings calls, individual meetings, road shows, conferences and investor days.

24	2026 Proxy Statement

OTHER CORPORATE GOVERNANCE HIGHLIGHTS	TABLE OF CONTENTS
Other Governance Highlights
We are committed to maintaining strong governance policies and practices, some of which we highlight below:
Current Board Composition and
Refreshment
✓Mix of newer and longer-tenured
Board members that supports
both fresh perspectives and
institutional knowledge.
✓The members of our Board
represent a range of
backgrounds and experiences
✓On an annual basis, the
Nominating and Corporate
Governance Committee
oversees an evaluation of Board
and Board committees'
performance, which informs
Board skills and refreshment
Current Board Independence
✓All but one of our directors are
independent. Our Corporate
Governance Principles require
two-thirds of our directors to be
independent
✓Lead Independent Director with
robust duties and responsibilities
✓All members of our Board
Committees are independent,
reinforcing strong oversight over
audit, compensation,
governance, risk and corporate
responsibility matters
Board Responsibilities and
Practices
✓All directors attended at least
75% of Board and applicable
Board committee meetings
✓Our independent directors
regularly meet in executive
session without management
present, during which the Lead
Director presides
✓The Board, with the support of
the Nominating and Corporate
Governance Committee and the
Talent and Compensation
Committee, is actively involved
in overseeing CEO succession
planning
Rights of Shareholders
✓Annual election of directors
✓Majority of votes cast
✓Shareholders with at least 50%
of the outstanding shares can
call Special Meetings
✓Annual advisory say-on-pay vote
✓No poison pill
Compensation Accountability
✓Equity ownership guidelines
◦CEO — 6x salary
◦Other named executive
officers — 3x salary
◦Board of Directors —
$500,000
✓Prohibits members of the Board
of Directors and Section 16
officers from hedging or pledging
company securities
✓Equity and annual incentive
plans provide for recoupment in
case of a restatement for
material non-compliance with
financial reporting requirements
Political Contributions Disclosure
✓Maintain a U.S. Political
Contributions and Disclosure
Policy
◦No independent expenditures
directly in support of or in
opposition to any candidate
◦Permissible contributions must
be approved by Senior Vice
President, Corporate Affairs
(or U.S. subsidiary’s most
senior officer)
✓Policy and annual voluntary
disclosures posted on
RCG’s website

2026 Proxy Statement	25

TABLE OF CONTENTS	OTHER CORPORATE GOVERNANCE HIGHLIGHTS
Certain Relationships and Related Person Transactions
REVIEW AND APPROVAL RELATED PERSON TRANSACTIONS
We have a written Related Person Transaction Policy that requires review of all relationships and transactions in which the
Company is a participant and in which a “related person” (including any director, director nominee, executive officer or greater than 5% beneficial owner of the Company or any immediate family member of the foregoing) has a direct or indirect material interest. Under this policy, each director, director nominee and executive officer is required to promptly notify the Corporate
Secretary of any such transaction. The Corporate Secretary then presents such transactions to the Audit Committee, which is responsible for reviewing and determining whether to approve or ratify the transactions. The following types of transactions are deemed not to create or involve a material interest on the part of the related person and do not require approval or ratification under the policy, unless the Audit Committee determines that the facts and circumstances of the transaction warrant its review:
•transactions involving the purchase or sale of products or services in the ordinary course of business, not exceeding
$120,000;
•transactions in which the related person’s interest derives solely from his or her service as a director of another corporation or organization that is a party to the transaction;
•transactions in which the related person’s interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) which is a party to the transaction;
•transactions in which the related person’s interest derives solely from his or her ownership of a class of equity shares of the
Company and all holders of that class of equity securities received the same benefit on a pro rata basis;
•compensation arrangements of any executive officer, other than an individual who is an immediate family member of a related person; and
•non-executive director compensation arrangements.
In reviewing transactions submitted to them, the Audit Committee reviews and considers all relevant facts and circumstances to determine whether the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders, including, without limitation:
•the commercial reasonableness of the terms;
•the benefit and perceived benefit, or lack thereof, to the Company;
•opportunity costs of alternative transactions;
•the character of the related person’s interest; and
•the actual or apparent conflict of interest of the related person.
If after the review described above, the Audit Committee determines not to approve or ratify the transaction, it will be cancelled or unwound as the Audit Committee considers appropriate and practicable.
RELATED PERSON TRANSACTIONS
The Audit Committee reviewed and approved the following transaction in accordance with our Related Person Transaction Policy:
In June 2025, a company affiliated with Mr. Eyal Ofer, one of our  directors, entered into our standard ship charter agreement to charter one of the Company's vessels. The charter fee of $4,200,000 was determined on an arm’s length basis taking into account, among other things, the net ticket revenue the company would have expected to receive from an unrelated third party.

26	2026 Proxy Statement

OTHER CORPORATE GOVERNANCE HIGHLIGHTS	TABLE OF CONTENTS
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of
Common Stock and other equity securities with the SEC. Based on our review of such reports and written representations from our directors and officers, we believe that such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2025.
Corporate Governance Principles
We have adopted Corporate Governance Principles which, along with our Board committee charters, provide the framework for the governance of the Company. The Corporate Governance Principles address such matters as director qualifications, director independence, director compensation, Board committees and committee evaluations. Copies of these principles and our Board committee charters are posted in the corporate governance section on our website at www.rclinvestor.com.
Code of Ethics
The Board has adopted a Code of Business Conduct and Ethics that applies to all our employees, including our executive officers, and our directors. A copy of the Code of Business Conduct and Ethics is posted in the corporate governance section of our website at www.rclinvestor.com and is available in print, without charge, to shareholders upon written request to our
Corporate Secretary at Royal Caribbean Cruises Ltd., 1050 Caribbean Way, Miami, Florida 33132. Any amendments to the code or any waivers from any provisions of the code granted to executive officers or directors that require disclosure under the applicable SEC or NYSE rules will be posted on our website at www.rclinvestor.com.
Trading in Company Securities
We have adopted a Securities Trading Policy governing the purchase, sale and other dispositions of our securities by our directors, officers, and employees. We believe that the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of the Securities
Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.
From time to time, the Company may engage in transactions in its own securities. It is the Company's policy to comply with all applicable laws, rules and regulations (including appropriate approvals by the Board or appropriate committee, if required)
when engaging in transactions of its securities.
Compensation Committee Interlocks and Insider Participation
During 2025, none of the members of the Talent and Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries, (b) was a former officer of the Company or any of its subsidiaries or (c) had any related party relationships requiring disclosure under Item 404 of SEC Regulation S K. During 2025, no executive officer of the Company served as a member of the board of directors or on the compensation committee of any other company, one of whose executive officers or directors serve or served as a member of the Board or the Talent and Compensation Committee of the Company.
Contacting Members of the Board
The Board welcomes questions and comments. Shareholders and interested parties who wish to communicate with non-
management members of the Board can address their communications to the attention of our Corporate Secretary at our principal address at 1050 Caribbean Way, Miami, Florida 33132 or via email to corporatesecretary@rccl.com. The Corporate
Secretary maintains a record of all such communications and promptly forwards to the Lead Director those communications that the Corporate Secretary believes require immediate attention. The Lead Director in turn, notifies the Board or the chairs of the relevant committees of the Board of those matters that he believes are appropriate for further action or discussion.

2026 Proxy Statement	27

TABLE OF CONTENTS	CORPORATE RESPONSIBILITY, CULTURE AND GOVERNANCE OVERVIEW
Corporate Responsibility, Culture and Governance Overview
Board Oversight
Our Board provides oversight and guidance on the Company’s performance and management of corporate responsibility  issues, including climate change, environmental stewardship, supply chain risk management, human rights, culture and corporate responsibility reporting. Each Board Committee is tasked with oversight of certain corporate responsibility matters that align with their areas of responsibility, as detailed in each Committee’s respective charter.
Safety, Environment, Sustainability and Health Committee
Reviews and monitors overall strategies, policies and programs that impact the safety, environment, sustainability and health of our guests, crew, the communities where we operate and the ports where our ships call, as well as our overall development of strategies, policies, and practices in the areas of energy consumption, greenhouse gas, physical and transition risks related to climate change and other criteria, pollutant emissions, waste disposal and water use.
Talent and Compensation Committee
Oversees the Company’s human capital management strategies, including talent development, succession planning and corporate culture.
Audit Committee
Discusses with management any potential enterprise risks associated with corporate responsibility and the controls and procedures concerning the Company’s corporate responsibility disclosures.
Nominating and Corporate Governance Committee
Oversees various aspects of corporate governance and reviews and makes recommendations to our Board concerning Board and committee structure and composition, consistent with the Board’s endeavor to be composed of individuals with varying skills and backgrounds and experience in business and in other areas that may be relevant to the Company’s activities, including those related to corporate responsibility.

28	2026 Proxy Statement

CORPORATE RESPONSIBILITY, CULTURE AND GOVERNANCE OVERVIEW	TABLE OF CONTENTS
Principles and Corporate Responsibility Framework
SEA the Future is our commitment to sustain the planet, energize the communities we visit, and accelerate innovation to improve our planet. It is at the core of our business and is built using five key principles:
Champion Communities and the Environment
We recognize our responsibility to the guests who travel with us, the people who work for us, the communities and destinations that we visit, and the oceans we traverse.
Promote Health and Safety
We owe it to our guests to make their trips as relaxing, safe and healthy as possible. We honor their trust and loyalty by continually raising the bar in health and safety, data privacy and other areas central to our guests’ wellbeing.
Foster Human Rights and be an Employer of Choice
We treat our guests, employees, crew, and suppliers with dignity and respect. We act ethically and with integrity so we all can thrive.
Advance Net Zero Innovation
We are committed to reducing emissions across  our operations through innovation, collaborative partnerships, and an accelerated transition to cleaner fuels, smarter technologies, and improved energy efficiencies.
Govern Responsibly
We believe that good governance and transparency are critical to corporate responsibility and help us align corporate decision-making to our corporate responsibility strategy and performance. We take an integrated approach to board oversight, risk management and stakeholder engagement and we embed appropriate policies and practices for ethics, compliance, and data security within our operations.

2026 Proxy Statement	29

TABLE OF CONTENTS	CORPORATE RESPONSIBILITY, CULTURE AND GOVERNANCE OVERVIEW
Responsible Operations
Throughout 2025, Royal Caribbean Group’s efforts were concentrated on the critical needs of, and issues for, the cruise industry:
Environmental Stewardship
Protecting the environment has been a longstanding core value for us. Thriving, healthy and sustainable oceans are inextricably tied to the health of our business, which is why we set ambitious targets in a variety of facets of our business to improve our operations including waste and water management, emission reduction, and sustainable sourcing. Our ISO-certified management systems provide a consistent, enterprise-wide framework for improving environmental performance, energy efficiency and operational quality. They help us regularly assess our operations, set measurable goals and adopt new strategies that minimize our environmental footprint.
Energy Efficiency and Emissions Reductions
We are committed to reducing the impacts of our operations through meaningful innovation, partnerships, and action. We have been monitoring emissions and tracking our energy consumption since 2010. In 2021, we announced our Destination Net Zero strategy which is focused on achieving a net zero cruise ship by 2035 and net zero emissions by 2050. The strategy is built on a four-pronged approach which includes the modernization of our global brands fleet through the introduction of new energy-efficient and alternatively fueled vessels, continued investment in energy efficiency programs, development of alternative fuel and alternative power solutions, and optimized deployment and integration of strategic shore-based supply chains. Together with our partners, we are imagining and developing solutions to reach our efficiency and emission reduction goals.
Health, Safety, and Wellbeing
We have long maintained some of the industry’s most rigorous and thoughtful health and safety protocols. We honor our guests’ trust and loyalty by continually raising the bar in health and safety, data privacy and other areas central to their wellbeing. We continue to implement initiatives to take care of our guests and crew through innovations in public health, medical care and overall wellness.

30	2026 Proxy Statement

CORPORATE RESPONSIBILITY, CULTURE AND GOVERNANCE OVERVIEW	TABLE OF CONTENTS
Responsible Tourism
At its core, tourism depends on the beauty of the environment. Ensuring the destinations we visit are vibrant and healthy far into the future is critical to the success of our business.
A Partnership for our Oceans
In 2016, we joined forces with World Wildlife Fund to help ensure the long-term health of the oceans by setting, and achieving, ambitious corporate responsibility targets to lessen the
Company’s environmental impact, raise awareness of ocean conservation for our guests and crew, and support ocean conservation projects around the world.
Exploring the World Sustainably
Our approach to every destination we visit is rooted in partnership, working alongside local communities to protect sensitive environments, celebrate cultural traditions and create economic opportunities that endure. We partner with GSTC-certified tour operators to offer excursions that are both engaging and mindful of their impact. These experiences allow guests to visit destinations while respecting local cultures and natural resources.
Sourcing Sustainably
Our supply chain, through a large and diverse network of suppliers, fuels everything we do.
As a result, we collaborate with partners to support the sustainable sourcing movement and the improvement of animal welfare throughout the food supply. Most notably we are working with World Wildlife Fund to source Marine Stewardship Council (MSC) and Aquaculture
Stewardship Council (ASC) seafood and supporting fishery improvement projects that boost the overall supply of responsibly produced seafood and ensure the livelihoods of artisanal fishers and their communities. In 2025, we achieved MSC and ASC Chain of Custody certification for our vessels, ensuring full traceability of the certified seafood we serve.

2026 Proxy Statement	31

TABLE OF CONTENTS	CORPORATE RESPONSIBILITY, CULTURE AND GOVERNANCE OVERVIEW
Human Capital Management
Great vacations begin with great employees. Each day, our employees from all around the world go above and beyond to deliver exceptional vacations to our guests. Our leadership team, with oversight from our Board of Directors, strives to maintain a work environment that reinforces collaboration, motivation and innovation, and believes that a strong employee-focused culture is essential to a good business.
Our People Strategy
We’ve enhanced our human capital strategy to align with the dynamic needs of our business. In 2025, our focus was on end-to-end optimization to accelerate progress with smarter decisions, better insights and less rework. This involved refining data strategies to inform decision-making, enhancing crew management and mobility, expanding shipboard learning and development, upskilling our leaders and workforce, and using technology to improve the efficiency and impact of our people processes.
Culture
Our ships sail the seven seas, and we have offices around the world. Our culture reflects our global nature.
It’s brought to life through every interaction and shared experience. It flourishes when people feel valued, empowered to be themselves and supported in reaching their full potential. We have always promoted a workplace – both on land and at sea – that values the contribution of individual talents, skills and ideas, and fosters belonging, trust and respect for all.
Employee Engagement and Development
We seek to attract and retain top global talent by making Royal Caribbean Group an amazing place to work.
We strive to deliver a best-in-class employee experience, ensuring our people feel valued and engaged at every stage of their journey with us. We measure employee engagement on a semi-annual basis on land and monthly on our ships. In 2025, we improved our strategy by making it easier for leaders to access and act on employee feedback, building trust, improving transparency and better supporting teams at every level.
Our employee development programs are designed to support the growth and advancement of our employees  by developing premier learning, mentorship, coaching and planning programs. We are also focused on succession planning and increasing the readiness of internal talent to take on business-critical roles. Our Talent and Compensation Committee regularly reviews our succession planning process and pipeline talent.
Corporate Responsibility Reporting
We believe in transparency, accountability and continuous improvement. Our reporting reflects our belief that what gets measured gets better. This is why we have and continue to publish a comprehensive corporate responsibility report since 2008. To maximize the breadth and depth of our disclosures, we reference the guidelines of the Global Reporting
Initiative and align with the Sustainability Accounting Standards Board (SASB) Industry Standards for Cruise Lines. We
have also reported the details of our climate related performance and governance to the CDP Climate Change (formerly known as the Carbon Disclosure Project) since 2010 and have been recognized for taking coordinated action on climate issues. We have also published climate-related disclosures following the recommendations of the Task Force on
Climate Related Financial Disclosures (TCFD). Our corporate website provides detailed information about our environmental performance goals and corporate responsibility initiatives.

32	2026 Proxy Statement

PROPOSAL 2	TABLE OF CONTENTS
The board recommends a
vote “FOR” this proposal.
PROPOSAL 2
Advisory Vote to Approve the Compensation
of Our Named Executive Officers
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an annual advisory vote to approve the compensation of our NEOs.
As described in detail under the heading “Compensation Discussion and Analysis,” we adhere to a pay-for-performance philosophy and, to this end, our executive compensation programs are designed to align the interests of our executives with the interests of our shareholders, recruit, retain and motivate a talented and high-performing management team and reward our NEOs for their positive contributions to both short-term and long-term corporate performance. Shareholders are urged to read the Compensation Discussion and Analysis, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.
The Board unanimously recommends that shareholders vote “FOR” to approve the compensation of our named Executive Officers.

2026 Proxy Statement	33

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
RCG’s executive compensation program is designed to align executive compensation with the long-term interests of our shareholders. This CD&A provides shareholders with information about our business, 2025 performance, our disciplined approach to compensation and 2025 compensation decisions for our Named Executive Officers (“NEOs”) listed below.
RCG’s 2025 NAMED EXECUTIVE OFFICERS
Jason Liberty
Chairman and Chief
Executive Officer
(“CEO”)
Naftali Holtz
Executive Vice
President, Chief
Financial Officer
(“CFO”)
Michael Bayley
President and Chief
Executive Officer, Royal
Caribbean
Laura Hodges Bethge
President, Celebrity
Cruises
Harri U. Kulovaara
Executive Vice
President, Maritime

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
2025 Performance Highlights
Key 2025 Successes
Strong Demand Driving Strong Results*
8.5%
Growth in Gross
Margin Yields
vs 2024
3.7%
Growth in Net Yields
vs 2024 in Constant
Currency
$17.9
Billion
Total revenues,
Approx 8.8% Growth
versus 2024
$4.3
Billion
Net Income
$4.3
Billion
Adjusted Net Income
$15.61
Earnings per Share
(EPS)
$7
Billion
Adjusted
EBITDA
110%
Load Factor
9.4 Million
Vacations Delivered
with High Guest
Satisfaction Scores
$15.64
Adjusted EPS
Long-Term Growth
3 new ships launched
Strong pipeline of  10 new ocean ships
to be delivered 2026-2032, including our
partner brands
Expanding portfolio of private destinations
from 3 to 8 by 2028
Launching river cruising in 2027 with
Celebrity River Cruises
Removing friction, enabling a guest-centric
vacation experience
Leveraging data and AI to deepen
relationships with customers
Expanding cross-brand loyalty
Strong Investment Grade Balance Sheet and Shareholder Returns
Ended the year with
leverage well below 3x,
consistent with our goal
of solid investment-
grade credit metrics
Generated nearly
$6.5 Billion
of operating cash flow
Returned
$2 Billion
to shareholders through dividends and
share repurchases
Delivering the Best Vacations Responsibly
Launched RCG University
(RCGU), a platform that delivers
high‑impact training, leadership
development, and continuous
growth opportunities for
employees across all roles
Reinforced strong local
partnerships to support
communities, including in
Jamaica during Hurricane
Melissa through the donation
of emergency supplies and
financial aid
Launched Celebrity Xcel, the
cruise industry’s first ship
designed and built for
methanol operation
By year-end 2025, 50% of
ships in our fleet are shore
power capable, with
additional retrofits underway.
All newbuild deliveries are
shore power ready.
*This section contains non-GAAP measures. A reconciliation of these non-GAAP financial measures to their nearest GAAP comparable financial measure is included in the Annex.

2026 Proxy Statement	35

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Compensation Overview
OUR COMPENSATION PHILOSOPHY AND PRINCIPLES
We adhere to a pay-for-performance philosophy. In line with this philosophy, we have designed our compensation programs to support three main goals:
Align the interests of our
executives with the interests
of our shareholders
Recruit, retain, and
motivate an
elite management team
Reward positive contributions
to both short-and long-term
corporate performance
Principles
Implementation
Total direct compensation levels
should be competitive to attract,
motivate and retain the highest
quality executives.
Our Talent and Compensation Committee seeks to establish target total direct compensation (salary, short-term incentive and long-term incentive) at appropriate levels relative to our Market Comparison Group, providing our executives the opportunity to be competitively rewarded for our financial and operational performance. Total direct compensation opportunity (i.e., maximum achievable compensation) should increase with position and responsibility.
Performance-based and “at-risk”
incentive compensation should
constitute a substantial portion of
total compensation.
We seek to foster a pay-for-performance culture, with a significant portion of total direct compensation being performance-based and/or “at risk.” Executives with greater responsibilities and the ability to directly impact our strategic and operational goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved. Therefore, the more senior the executive, the greater the percentage of total compensation in the form of performance-based and/or “at risk” compensation.
Long-term incentive compensation
should align executives’ interests
with our shareholders’ interests to
further the creation of long-term
shareholder value.
We focus on ensuring that executive compensation includes a high portion of long-term performance-based equity compensation. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects and incentivize executives to manage our company from the perspective of owners with a meaningful stake and to encourage them to remain with us for long and productive careers. Our stock ownership guidelines further enhance the incentive to create long-term shareholder value. Equity-based compensation also subjects our executives to market risk, a risk also borne by our shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
EXECUTIVE COMPENSATION PRACTICES
Our Talent and Compensation Committee seeks to align our compensation practices with strong corporate governance practices. As reflected below, we believe that robust corporate governance practices are integrated into our 2025 executive compensation program.
What We Do
✓Robust stock ownership guidelines - 6x base salary for
CEO and 3x for other NEOs
✓Clawback policy that applies to cash and equity incentive
compensation
✓“Double trigger” change in control provisions in employment agreements
✓“Double trigger” change in control provision for acceleration of equity
✓Both short-term and long-term incentive awards tied to
performance metrics designed to deliver long-term growth,
drive shareholder value, and align with our corporate
responsibility commitments
✓Equity plan requires minimum one-year vesting for all
equity awards
✓Independent compensation consultants, report directly to
Talent and Compensation Committee
✓Comprehensive annual assessment of compensation risks
✓Annual advisory say-on-pay vote
What We Do Not Do
✗No extensive perquisites – non-security
related perquisites represented approximately
0.9%  of CEO’s 2025 Total Compensation
✗No acceleration of vesting of equity awards in
connection with terminations, absent a change
in control
✗No pledging or hedging of shares
✗No tax gross-ups on perquisites or change in
control benefits
✗No pension or supplemental retirement plan
benefits
✗Equity plan does not permit liberal share
recycling
✗No liberal change of control definition in equity
plan or employment agreements
PAY MIX
Our commitment to performance-based compensation is illustrated by the following charts, which show the mix of each compensation component at target levels for our Chairman and CEO and for our other NEOs for 2025. Approximately 93% of the President and CEO’s target annual total compensation is at risk and approximately 83% of the other NEOs’ compensation, on average, is at risk.
Chairman and CEO
Other NEOs

Base Salary
7%
Annual
Incentive
14%
Time Based
Long-Term
Incentive
28%
Performance-Based
Long-Term
Incentive
51%

Base Salary
17%
Annual
Incentive
21%
Performance-Based
Long-Term
Incentive
40%
Time-Based
Long-Term
Incentive
22%

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
2025 COMPENSATION DECISIONS
Our executive compensation program ties a significant portion of our NEOs’ compensation to the financial, strategic, and operational performance of our company. Terms of our 2025 program is summarized below.
Snapshot of 2025 Executive Compensation Actions
•Adjusted EPS and Adjusted Brand Operating Income continue to account for 65% of company-wide and brand performance metrics, respectively, reflecting the continued focus on profitable growth.
•Continued the use of corporate responsibility metrics as part of our corporate and brand KPIs.
These metrics take into account performance with respect to our goals on carbon intensity, employee engagement, and certain safety, environmental, security and health metrics.
Executive
Bonus Plan
Time-Based
Restricted
Stock Units
•These awards vest in equal annual installments over a three-year period commencing on the first anniversary date of the grant.
•Continued the use of Adjusted EPS and ROIC as financial metrics, aligned with the goals of our new "Perfecta" multi-year financial program aimed at sustaining superior performance with ambitious financial targets.
•Continued the measurement period for PSU Awards to reflect one-year, two-year and three-year performance segments, with 50% of total payout tied to performance for the third segment.
Performance targets for all three years are established at the time of grant.
Performance-Based
Restricted Shares
SHAREHOLDER ENGAGEMENT
We have a long-standing commitment to actively engage with our shareholders throughout the year. We believe it is important to directly engage with our shareholders as a means of soliciting their views on matters such as corporate governance, executive compensation and environmental and social initiatives, among other important topics. In 2025, management directly engaged with shareholders representing approximately 43% of our outstanding shares. During this outreach, shareholders did not express any concerns about our executive compensation program.
In addition to ongoing conversations and formal annual engagement, we also consider the voting outcome of our say-on-pay advisory proposals each year. At the 2025 Annual Meeting of Shareholders, approximately 97% of the votes cast by shareholders supported the advisory vote on executive compensation. We believe the 2025 voting results and input from our shareholder engagement affirmed our shareholders' support of our overall executive compensation program. In light of the shareholder support, the Talent and Compensation Committee did not make any significant changes to its approach to executive compensation.
The Talent and Compensation Committee values the opinions of our shareholders and will continue to consider shareholder feedback and the outcomes of future say-on-pay advisory votes when designing compensation programs and making compensation decisions for our NEOs. We currently hold a say-on-pay advisory vote every year.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
2025 Compensation Elements
COMPENSATION ELEMENTS
We provide compensation to our executives consisting of three principal elements: base salary, performance-based annual inactive bonus and long-term equity awards. The objectives and key features of each pay element are described below.

Equity Compensation		Cash Compensation
Variable			Fixed
Time-Based Restricted Stock Units	Performance-Based Restricted Shares	Performance-Based Annual Incentive	Base Salary
Pay Elements (rounded)

Objective

•Multi-year vesting requirements align our executives’ interests with our shareholders and incentivize retention of our executive talent	•Structured to align with shareholder interests, reward the achievement of long-term goals and promote stability and corporate loyalty among the executives	•To focus executives on annual financial and operational performance •To reward executives for performance relative to our short-term goals and initiatives	•Provide a base level of income in line with expertise, experience, tenure, performance, potential and scope of responsibility

Key Features

•Vest in equal annual
installments over three-year
period commencing on
the first anniversary date
of the grant
•Increases, when
appropriate, are
provided based on market
movements, scope of
responsibilities, and merit

•Earned only if specified
financial performance
measures are met
•Measures performance
over three years, with
annual performance
segments that have 25%,
25% and 50% weighting
•PSU Awards granted in
2025 will be earned based
on Adjusted EPS, ROIC,
and carbon intensity
•PSU Awards granted in
2025 have potential
payouts that range from
0% to 200% of target

•Earned based on company-
wide and/or brand-specific
(based on area of
responsibility) financial
and operational metrics and
individual performance
against previously
established strategic goals,
including, but not limited to,
Adjusted EPS (corporate),
adjusted brand operating
income (if applicable), and
certain corporate
responsibility goals
•For our President and
CEO, payout is entirely
based on corporate
performance
•For other NEOs, two-third
is determined by corporate
and, if applicable, brand
performance, one-third
based on individual
performance
•Payouts range from 0% to
200% based on
achievement of results
during the year

•Set annually based on
market competitiveness
and in-line with
performance and
contributions to the
achievement of
Company goals
•Increases, when
appropriate, are
provided based on
market movements,
scope of responsibilities,
and merit

CEO
Other NEOs
CEO
Other NEOs
CEO
Other NEOs
CEO
Other NEOs
28%
22%
51%
40%
14%
21%
7%
17%

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
BASE SALARY
Why we pay base salaries. During 2025, base salaries represented 7% of target total direct compensation for our CEO and an average of 17% for our other NEOs. However, base salaries are an important and customary element of pay for attracting and retaining executives. The Talent and Compensation Committee seeks to pay each NEO a level of base salary that competitively reflects their scope of responsibility.
The primary considerations used in setting base salary levels include each NEO’s:
•scope of responsibilities
•expertise and experience
•tenure with the organization
•competitiveness as measured against the Market Comparison Group as well as general market data
•performance and potential to further our business objectives
The Talent and Compensation Committee reviews salaries in the early part of each year and, if appropriate, adjusts them to reflect changes in the above considerations and to respond to market and competitive pressures.
Our 2025 Base Salary Decisions. The Talent and Compensation Committee approved base salary increases for all NEOs as shown below. Base salary increases for Mr. Holtz, and Ms. Hodges Bethge were made to better align their pay with market and to recognize positive performance and their respective contribution to Company performance.The Talent and Compensation
Committee also approved modest base salary increases for the other NEOs in line with our overall merit increase budget for employees.

	Base Salary		Percent Change (%)

Name	2024 ($) Salary	2025 ($) Salary

Jason T. Liberty	1,350,000	1,400,000	3.7
Naftali Holtz	905,000	950,250	5.0
Michael W. Bayley	1,123,000	1,157,000	3.0
Laura Hodges Bethge	803,000	901,000	12.2
Harri U. Kulovaara	907,000	935,000	3.1

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
PERFORMANCE-BASED ANNUAL INCENTIVE
Why we pay annual performance-based compensation. We believe that annual incentive programs focus executives on annual financial and operational performance enabling them to better manage the cyclical nature of our business and to reward executives for performance relative to our annual goals and initiatives. We pay our annual performance-based compensation pursuant to our Executive Short-Term Bonus Plan (the “Executive Bonus Plan”). The Executive Bonus Plan is
designed to reward our executives for the achievement of RCG’s annual financial and/or strategic goals and to recognize individual contributions. For 2025, the Executive Bonus Plan represented approximately 14% of the CEO’s total target direct compensation and 21% for the other NEOs.
How we determine annual target bonus. Each year, the Talent and Compensation Committee considers the responsibilities of each executive and the competitiveness of our target bonus opportunity compared to our Market Comparison Group. The
Talent and Compensation Committee then sets the annual Executive Bonus Plan target for each NEO as a percentage of base salary. For 2025, the Talent and Compensation Committee approved an increase to the Executive Bonus Plan target for Mr.
Holtz and Ms. Hodges Bethge. There were no changes to the target percentages for the other NEOs.

Name	2024 Bonus Target (% of base salary)	2025 Bonus Target (% of base salary)	2025 Target ($)

Jason T. Liberty	200	200	2,800,000
Naftali Holtz	120	135	1,282,838
Michael W. Bayley	145	145	1,677,650
Laura Hodges Bethge	110	115	1,036,150
Harri U. Kulovaara(1)	100	100	935,000
(1)Based on his unique and focused responsibilities, in addition to his bonus target, Mr. Kulovaara’s employment agreement provides that he is entitled to a bonus of $150,000 for each ship delivered during a fiscal year. During fiscal year 2025, the Company took delivery of three new ships.
How we measure annual performance. For 2025, the Talent and Compensation Committee continued to evaluate annual performance based on:
(1)company-wide performance as well as brand performance, depending on the NEO’s areas of responsibility; and
(2)for NEOs other than the CEO, individual performance against previously established strategic objectives.
Company-wide and brand performance is measured 65% based on financial measures (adjusted earnings per share for company-wide performance and adjusted brand-specific operating income for brand performance) and 35% based on a composite of financial, operational, and other key performance indicators (“KPIs”). In setting the goals for each metric, the
Talent and Compensation Committee considered 2024 business results and the 2025 operating plan, which takes into account our anticipated performance, our growth and profitability objectives as well as the economic climate. The target goal for the company-wide financial performance metrics (Adjusted EPS, Net Yield, and Net Cruise Costs, excluding fuel) were set at a level consistent with the Company’s public guidance issued in January 2025, which represented challenging performance goals as compared to actual 2024 results. Actual award payouts are determined following the completion of the program year by measuring actual performance against each metric target goal.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
For 2025, the framework of the Executive Bonus Plan was as follows:

	2025 Executive Bonus Plan Framework

Name	Company- Wide Performance (%)	Brand Performance (%)	Individual Performance Against Strategic Objectives (%)

Jason T. Liberty	100	–	–
Naftali Holtz	66.7	–	33.3
Michael W. Bayley(1)	33.4	33.3	33.3
Laura Hodges Bethge(2)	33.4	33.3	33.3
Harri U. Kulovaara	66.7	–	33.3
(1)Brand performance based on Royal Caribbean
(2)Brand performance was based on Celebrity Cruises
METRICS COMPRISING THE EXECUTIVE BONUS PLAN
Company-Wide Performance
Brand Performance
Individual Performance
65%
Adjusted EPS
65%
Adjusted Brand Operating Income
100%
Evaluation by Talent and
Compensation Committee of
individual performance for NEOs
other than the CEO (based on
recommendations of the CEO)
35%
Financial, Operational
and other KPIs
6% Net Yield
6% Net Cruise Costs,
excluding fuel
6%Net Promoter Score/
Guest Satisfaction
6% Safety, Environment,
Security and Health
6% Employee Engagement
5% Carbon Intensity
35%
Financial, Operational
and other KPIs
6%  Net Yield
6%  Net Cruise Costs,
excluding fuel
6%  Net Promoter Score/
Guest Satisfaction
6%  Safety, Environment,
Security and Health
6%  Employee Engagement
5%  Carbon Intensity

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
COMPANY-WIDE FINANCIAL METRIC
For 2025, the Talent and Compensation Committee continued using Adjusted EPS as a financial metric for evaluating annual company-wide performance, reflecting our continued focus on delivering profitable growth. For compensation purposes, the target Adjusted EPS for 2025 was set at $14.50, the mid-point of the earnings guidance we announced in January 2025 and materially above our actual Adjusted EPS for 2024.
The table below sets forth the targets and the performance results for this company-wide financial metric.

Metric	Weighting (%)	Payout as a % of Target							2025 Actual Results ($)

		0% ($)	50% ($)	90% ($)	100% ($)	110% ($)	150% ($)	200% ($)

Adjusted EPS	65	13.49	14.03	14.35	14.50	14.65	14.97	15.52	15.64	(1)(2)
(1)Refer to the Annex for more detail regarding the reconciliation to the most directly comparable U.S. GAAP measure.
(2)In accordance with the terms of the Executive Bonus Plan, the Talent and Compensation Committee approved certain adjustments to reported Adjusted EPS. However, these adjustments had no impact on the total payout percentage as the actual results for Adjusted EPS significantly outperformed expectations without regard to any of the permissible adjustments.
2025 KPIs for Company and Brand Performance. In establishing the 2025 Executive Bonus Plan KPIs for both company-
wide and brand performance, the Talent and Compensation Committee focused on selecting metrics that were tied to the
Company’s goals in key strategic areas and that would also incentivize strong financial performance across the Company’s brands. The table below sets forth each KPI and how they were measured. The target achievement level for each KPI was set to require significantly challenging, but attainable, results.

KPIs	Weight	Description
Financial

Net Yield	6%
This metric measures Net Yield change versus 2024 fiscal year results, determined on a constant currency basis. Net Yield is an important measure of our pricing performance.
Net Yield represents Adjusted Gross Margin per APCD(1), where Gross Margin is adjusted for payroll and related expenses, food, fuel, other operating expenses, and depreciation and amortization expenses. Gross Margin is calculated pursuant to GAAP as total revenues less total cruise operating expenses, and depreciation and amortization.

Net Cruise Costs, excluding fuel	6%
This metric evaluates Net Cruise Costs excluding fuel per APCD change versus 2024 fiscal year results, calculated on a constant currency basis. In measuring our ability to control costs in a manner that positively impacts net income, we believe changes in Net Cruise Costs, excluding fuel, to be among the most relevant indicators of our cost performance. This metric represents gross cruise costs excluding commissions, transportation and other expenses, onboard and other expenses, and fuel expenses.

Non-Financial

Net Promoter Scores (NPS) / Guest Satisfaction	6%	Third party surveys / net promoter scores, measuring customer satisfaction with their most recent cruise, intent to cruise again with us and willingness to recommend that others cruise with us.

Safety, Environment, Security and Health	6%
Composite score comprised of safety incident frequency and severity, audit and compliance scores, and other safety, security, environment and health measures, which we believe are key to continuing to meet our extremely high safety and security standards and our goal of being a good steward of the environmental resources we manage.

Employee Engagement	6%
Biannual pulse surveys, conducted by outside firm, of shoreside and shipboard employees measuring both employee satisfaction and employee engagement, which is defined as the tendency of employees to exert discretionary effort for our benefit.

Carbon Intensity	5%
The carbon intensity metric represents Well-to-Wake (upstream + downstream) grams of carbon dioxide equivalent emissions divided by APCDs. This metric tracks our decarbonization efforts across the company.

(1)Available Passenger Cruise Days (“APCD”) is our measurement of capacity and represents double occupancy per cabin multiplied by the number of cruise days for the period, which excludes canceled cruise days and cabins not available for sale. We use this measure to perform capacity and rate analysis to identify our main non-capacity drivers that cause our cruise revenue and expenses to vary.

2026 Proxy Statement	43

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
The Talent and Compensation Committee established performance levels for each metric at which executives could earn from a threshold of 0% up to a maximum of 200%, along with performance measures identified at 90%, 100%, 110%, and 150%.
The Talent and Compensation Committee capped the maximum performance at 200% for both the company-wide and brand performance metrics and the individual performance metric. Achievement in between these performance levels would be calculated on a linear basis.
In evaluating the company-wide performance under each the above KPIs:
•With regard to our Financial KPIs, the Company outperformed the target on Net Cruise Costs, excluding fuel and Net
Yield,resulting in a payout of 137% and 102% of target, respectively;
•Our Non-Financial KPIs outperformed with an average at 170%, driven by particularly strong results in the carbon intensity (200%), guest satisfaction (176%), and employee engagement (175%) KPIs.
Individual Performance. The individual performance component of our Executive Bonus Plan awards is intended to reward managerial decision-making, behavioral interaction, and overall contribution. As discussed above, individual performance represented 33.3% of the bonus opportunity for each of our NEOs except for Mr. Liberty, as his bonus was based 100% on corporate performance. None of the individual goals are material to understanding the Executive Bonus Program or how annual targets were determined for 2025. The Talent and Compensation Committee approves the final individual achievement and bonus payout for each of the other NEOs based on the CEO’s recommendation.
The Talent and Compensation Committee considered each NEOs achievement of his or her individual goals and the
Company's financial results and operational achievements during the year. In evaluating the performance of each NEO during
2025, the Talent and Compensation Committee considered the following Company achievements, among others:
•2025 was an outstanding year defined by strong demand for company brands and vacation experiences, disciplined execution of company strategies, strong balance sheet management and robust financial performance;
•Achieved meaningful net yield growth and improved cost efficiency, contributing to enhanced profitability;
•Rolled out the "Perfecta" multi-year financial program aimed at sustaining superior performance with ambitious financial targets;
•Expanded shareholder returns and capital structure actions, including through issuance of quarterly dividends and returning significant capital to investors through the share repurchase program;
•Expanded the Company's fleet and vacation offerings, including the debut of new vessels like Star of the Seas and
Celebrity Xcel, the announcement of new Discovery class ships, and the launch of Celebrity River Cruises;
•Expanded the Company's exclusive destination portfolio, including opening of the Royal Beach Club Paradise Island and announcement of Royal Beach Club Santorini, which will help broaden land-based vacation experiences and anchor long-
term guest engagement; and
•Launched initiatives to enhance customer loyalty and global footprint, such as the new Points Choice loyalty program, which allows earnings and applying points across all three vacation brands.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
2025 EXECUTIVE BONUS PLAN PAYOUTS
Based on the above KPIs and financial performance results, the following table shows the 2025 Executive Bonus Plan payout as a percentage of target for each award component and the total payout amount.

Name	Payout % per Component			Total Payout (% rounded)	2025 Target ($)	Total 2025 Payout ($)

	Corporate	Brand	Individual

Jason T. Liberty	183.2	—	—	183.2	2,800,000	5,129,600
Naftali Holtz	183.2	—	125	163.8	1,282,838	2,101,537
Michael W. Bayley	183.2	110.9	130	141.4	1,677,650	2,372,340
Laura Hodges Bethge	183.2	188.5	125	165.6	1,036,150	1,715,702
Harri U. Kulovaara	183.2	—	125	163.8	935,000	1,531,711
In addition to his award under the Executive Bonus Plan, the Compensation Committee awarded Mr. Kulovaara a special performance bonus of $450,000 for the delivery of three new ships in 2025: Star of the Seas, Celebrity Xcel, and Mein Schiff
Relax (through TUI Cruises, our 50% joint venture). This success also contributed to Mr. Kulovaara’s individual performance payout.
LONG-TERM EQUITY INCENTIVE AWARDS
Why we pay equity-based compensation. Our long-term incentive award program is the most significant element of our overall compensation program. During 2025, long-term incentive awards represented 79% of our CEO’s target total direct compensation and an average of 62% of target total direct compensation for our other NEOs. The Talent and Compensation
Committee’s philosophy is that a majority of an executive’s compensation should be based directly upon the value of long-term incentive compensation in the form of time-based restricted stock units and performance-based restricted stock units so as to align with shareholder interests, reward the achievement of long-term goals and promote stability and corporate loyalty among the executives. The Talent and Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in our growth and prosperity (through grants of equity-based compensation), while maintaining other components of our compensation program at competitive levels, will incentivize and reward executives for sound business management, develop a high-performance team environment, foster the accomplishment of short-term and long-term strategic and operational objectives and compensate executives for improvement in shareholder value, all of which are essential to our ongoing success.
How equity-based compensation is determined. Annually, the Talent and Compensation Committee evaluates the appropriate form and mix of equity-based compensation that the Company will grant as part of its long-term incentive compensation and approves the dollar value of long-term equity awards that will be granted to each NEO.
In the beginning of each year, the Talent and Compensation Committee determines the target equity award value (“LTI Value”)
to be delivered to each NEO. In determining the appropriate long-term incentive award value, the Talent and Compensation
Committee considers:
•the compensation paid to comparable executives in the Market Comparison Group;
•a review of each of the elements of total direct compensation; and
•the NEO’s contribution to the overall results of the Company.
To strike an appropriate balance between performance and retention incentives, we use a combination of time-based restricted stock units/shares, which we refer to as Time-Based RSUs, and performance-based restricted stock units/shares, which we refer to as PSUs.
Time-Based Equity. To promote retention and align our executive’s interests with long-term stock appreciation, the Time-
Based RSUs vest in equal annual installments over three-year period commencing on the first anniversary date of the grant.
As Time-Based RSUs are inherently tied to the performance of our common stock, we consider a vesting schedule based on continued service appropriate to incentivize retention and performance.
Performance-Based Equity. Each PSU is expressed as a target number of PSUs based upon the fair market value of our common stock on the grant date. Annually, the Talent and Compensation Committee approves (1) the metrics that will be used for the PSUs, (2) the weighting of each metric, and (3) a threshold, target and maximum performance level. The threshold, target and maximum performance levels are set based on prior year performance and our long-term growth targets.

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TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
2025 EQUITY AWARDS
Ensuring that NEO compensation continues to motivate senior leadership to act consistent with long-term shareholder interests and fostering the retention of our senior leadership remain key priorities of our executive compensation program.
Coming off another strong performance year, the Talent and Compensation Committee approved increases in LTI Values for all
NEOs. The Committee increased Mr. Liberty's LTI values in recognition of his significant achievements and to improve market competitiveness of his total compensation. The Committee also increased LTI values for other NEOs in recognition of their contributions. For Mr. Holtz and Ms. Hodges Bethge, the Committee approved more significant increases to their LTI Values as part of a multi-year effort to position their total compensation at a more competitive level relative to market benchmarks, while maintaining a significant portion of pay in performance-based equity. Accordingly, the Talent and Compensation Committee approved the following target LTI values for each of our NEOs in 2025:

Name	2024 LTI Value ($)	2025 LTI Value ($)	Percentage Change (%)

Jason T. Liberty	13,000,000	15,800,000	21.5
Naftali Holtz	3,100,000	4,000,000	29.0
Michael W. Bayley	5,000,000	5,500,000	10.0
Laura Hodges Bethge	2,000,000	3,200,000	60.0
Harri U. Kulovaara	1,750,000	1,850,000	5.7
As discussed above, the Talent and Compensation Committee then allocated the total LTI Value between Time-Based RSUs and PSUs. For the 2025 compensation program, we provided long-term incentive awards for NEOs allocated as set forth below, except for Mr. Kulovaara who received 40% RSUs and 60% PSUs. The Talent and Compensation Committee believes that the use of both Time-Based RSUs and PSUs is consistent with competitive market practice and that the allocation set forth below effectively and efficiently balances both performance and retention objectives.

46	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
2025-2027 PERFORMANCE-BASED EQUITY AWARDS
For the PSU Awards granted in 2025 for the period ending December 2027, the Talent and Compensation Committee determined to keep the design and equity mix consistent with those implemented in fiscal year 2024, Management and the
Talent and Compensation Committee believe Adjusted EPS and ROIC metrics (as described below) continue to be essential to successful execution of our strategic priorities. The performance ranges for each metric were set at target levels above 2024 results and reflecting year-over-year growth. Further, the Adjusted EPS and ROIC targets were designed to incentive achievement of our financial goals under the "Perfecta" program that was announced in March 2025.

Metric	Weight	Description

Adjusted Earnings per Share (Adjusted EPS)	45%
Represents Adjusted EPS as reported by the Company in its Form 10-K for the relevant performance periods.
Adjusted EPS is Adjusted Net Income (Loss) as reported by the Company in its Form 10-K for the relevant performance periods divided by weighted average shares outstanding or by diluted weighted average shares outstanding, as applicable. As reported, Adjusted Net
Income (Loss) represents net income (loss) less net income attributable to noncontrolling interest and excludes certain items for which we believe adjusting for is meaningful when assessing our operating performance on a comparative basis.

Return on Invested Capital (ROIC)	45%
Represents Adjusted Operating Income (Loss) as reported by the Company in its Form 10-K for the relevant performance periods divided by Invested Capital.
Adjusted Operating Income (Loss) represents operating income (loss) including income
(loss) from equity investments and income taxes but excluding certain items for which we believe adjusting for is meaningful when assessing our operating performance on a comparative basis.
Invested Capital represents the most recent five-quarter average of total debt (i.e., current portion of long-term debt plus long-term debt) plus total shareholders’ equity.

Carbon Intensity	10%
The carbon intensity metric represents Well-to-Wake (upstream + downstream) grams of carbon dioxide equivalent emissions divided by APCDs. This metric tracks our decarbonization efforts across the company.

DETERMINATION OF EARNED PSUs
Performance with regard to the metrics described above will be measured each year during the three-year performance period and combined at the end of using the following weighing:

Year	Weighting (%)

Year 1 - 2025	25
Year 2 - 2026	25
Year 3 - 2027	50
For the 2025 PSU awards for the performance period ending December 2027, the Talent and Compensation Committee continued utilizing a maximum payout of 200% that we transitioned to in fiscal year 2024, without any additional payout opportunity. Although the PSU Awards measure performance across three one-year periods, the targets for all three years are established up front at the time of grant to ensure a longer-term orientation. In addition, the mix of three annual performance goals with heavier weight attributed to the final year is intended to keep executives focused on consistent performance and growth throughout the duration of the three-year performance period. The aggregate payout level for the PSU grants made in
2025 will be determined by our Talent and Compensation Committee in early 2028.

2026 Proxy Statement	47

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
PAYOUT UNDER 2023-2025 PERFORMANCE-BASED EQUITY AWARDS
The three-year performance period for the PSUs granted in 2023 ended on December 31, 2025, and the Talent and
Compensation Committee assessed our performance in the first quarter of 2026. The number of shares that could be earned for the PSU Awards ranged from 0% to 300% of the target. This comprises two components: (i) performance during the three-
year period (2023-2025) with a payout range of 0% to 200%; and (ii) an additional opportunity to earn up to 100% of target depending on whether one or more of the three financial performance metrics for 2025 achieved a payout of 200% as per the chart below. The additional opportunity was intended to serve as an incentive for management to achieve the financial targets of the "Trifecta" program announced in November 2022, which management believed were essential to successful execution of strategic priorities as the Company emerged from the impact of the Covid-19 shut-down. Performance was determined for each year during the performance period using the weighting set forth in the table below.

Year	Weighting (%)

Year 1 - 2023	25
Year 2 - 2024	25
Year 3 - 2025	50
The following tables summarizes performance of the financial metrics for such PSU Awards for each performance year:

2023 Financial Performance Metrics (1)	Weight (%)	Threshold	Target	Maximum	Actual Results	Payout (as a % of target)

Adj. EBITDA per APCD	30	$70.00	$79.00	$86.00	$96.85	200.0%
Adj. EPS	30	$2.00	$3.30	$4.60	$7.13	200.0%
ROIC	30	6.4%	8.2%	9.6%	12.3%	200.0%
Carbon Intensity Reduction	10	1.5%	5.0%	8.5%	6.8%	122.0%
Overall payout						192.0%

2024 Financial Performance Metrics (1)	Weight (%)	Threshold	Target	Maximum	Actual Results	Payout (as a % of target)

Adj. EBITDA per APCD	30	$72.00	$88.00	$95.00	$118.13	200.0%
Adj. EPS	30	$3.01	$5.97	$7.30	$11.80	200.0%
ROIC	30	7.4%	10.2%	11.5%	16.1%	200.0%
Carbon Intensity Reduction	10	3.0%	6.0%	9.0%	10.7%	200.0%
Overall payout						200.0%

2025 Financial Performance Metrics (1)	Weight (%)	Threshold	Target	Maximum	Actual Results	Payout (as a % of target)

Adj. EBITDA per APCD	30	$75.00	$93.00	$103.00	$131.87	200.0%
Adj. EPS	30	$4.81	$8.23	$10.15	$15.64	200.0%
ROIC	30	8.0%	11.2%	13.0%	18.0%	200.0%
Carbon Intensity Reduction	10	4.0%	7.0%	10.0%	15.1%	200.0%
Overall payout						200.0%
(1)Refer to Annex A for definitions of the financial metrics and reconciliations to comparable GAAP measures. In accordance with the terms of our Equity Incentive Plan, the Talent and Compensation Committee approved certain adjustments to financial metrics for the impact of increases in fuel prices and interest rates, potential dilution impact from outstanding convertible notes, and proactive refinancing actions, matters which  are outside of the control of any NEO. However, these adjustments had no impact on the total payout percentage as the actual results for each financial metrics significantly outperformed expectations without regard to any of the permissible adjustments.

48	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
The Talent and Compensation Committee considered the strong financial and operational performance delivered by the
Company during the performance period in evaluating compensation outcomes, including revenue and earnings growth and successful achievement of the objectives of the Trifecta financial program 18 months ahead of schedule by mid-2024. The
Company generated approximately $17.9 billion in total revenues in 2025 and $4.3 billion in net income or $15.61 per share, while delivering adjusted net income of $4.3 billion or $15.64 per share, representing year-over-year earnings growth of more than 30%. In light of these results and the significant shareholder value created during the performance period, the Committee determined that meaningful equity payouts were appropriate to recognize the NEOs' roles in delivering on these financial commitments while reinforcing alignment between executive compensation and long-term interests of shareholders. As such, the Committee approved the additional 100% payout opportunity earned for each of the three performance years of the
2023-2025 performance period. The overall payout for 2023-2025 PSUs was 298% of target. The table below sets forth the final payout amounts for each NEO based on the achievements described above.

Name	Target Shares (#)	Final Payout (%)	Shares Earned (#)

Jason T. Liberty	92,512	298	275,686
Naftali Holtz	20,272	298	60,411
Michael W. Bayley	56,312	298	167,810
Laura Hodges Bethge	10,619	298	31,645
Harri U. Kulovaara	14,400	298	42,912
Other Elements of Compensation
In an effort to offer our employees a competitive remuneration package, we provide them with certain retirement, medical and welfare benefits, including a qualified non-contributory profit-sharing retirement plan. The NEOs are eligible to participate and/
or receive such benefits on a basis commensurate with that of other employees.
Since January 1, 2009, as a result of Section 457A of the U.S. Internal Revenue Code, in lieu of contributions to the Royal
Caribbean Cruises Ltd. Supplemental Executive Retirement Plan (the “SERP”), each NEO receives, on an annual basis, a lump-sum cash payment of the benefits that would have been accrued under the SERP for services in a given year but for a change in tax laws. Amounts earned in 2025 in lieu of the SERP benefit are disclosed in the Summary Compensation Table —
All Other Compensation column, as further detailed in the “2025 All Other Compensation Table.”
We also offer the NEOs certain perquisites which include: Company paid automobile leases, annual executive physicals, and life insurance coverage. NEOs also receive free and discounted Company cruises, all of which is provided at no incremental cost.
The Company periodically assesses the security risk profiles of its senior executives, the external security environment, and appropriate executive protection measures. In 2024, the Company approved Mr. Liberty's use of chartered aircraft for personal trips up to a predetermined threshold of $100,000 as well as additional security enhancements for Mr. Liberty and Mr. Bayley, including residential security monitoring and personnel. During 2025, executive security protocols were reassessed based on evolving best practices and the recommendations from an independent security study, which identified specific threats to Mr.
Liberty, Mr. Bayley, and Ms. Hodges Bethge as a result of the high-profile nature of their respective roles. As such, the Safety,
Environment, Sustainability and Health Committee approved a revision to our travel policy to require Mr. Liberty to use chartered aircraft for all personal travel unless otherwise impractical, as well as for other senior officers as may be approved under limited circumstances. It is the Company’s policy that the NEOs are responsible for all income taxes related to their personal use of a Company-provided chartered aircraft, as well as any travel by their companions.The Company tracks any personal use of chartered aircraft and considers opportunities to reduce aircraft-related costs without compromising safety, security or business needs. In addition to the use of chartered aircraft for personal travel, the Company also provided security services for Mr. Liberty during personal travel as well as installation and maintenance of security equipment at his primary residence and residential security monitoring services. Mr. Bayley and Ms. Hodges Bethge also received residential security monitoring services. The Safety, Environment, Sustainability and Health Committee believes that the comprehensive security measures are essential and commensurate with the risk profile for these NEOs as a result of their respective roles and the threat landscape. Although we do not consider these measures to be a perquisite for our NEOs for the reasons described above, the costs are reported in the “All Other Compensation” column of the “Summary Compensation Table.”
Additional information regarding perquisites and other personal benefits provided to our NEOs in 2025 is given in the applicable footnotes to the Summary Compensation Table.

2026 Proxy Statement	49

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Compensation Policies and Procedures
ROLES AND RESPONSIBILITIES
Talent and Compensation Committee
Our executive compensation program is overseen by the Talent and Compensation Committee. As part of their responsibilities, the Talent and Compensation Committee:
•annually reviews and approves corporate goals and objectives relevant to the CEO’s compensation, evaluates the
CEO’s performance in light of those goals and objectives and sets the CEO’s compensation based on this evaluation; and
•annually reviews and approves the compensation levels of other executives of the Company based on the recommendations of the CEO.
The Talent and Compensation Committee may delegate its authority to the Chair subject to such conditions as the Talent and Compensation Committee deems appropriate and in the best interests of the Corporation. In addition, the Talent and
Compensation Committee may delegate administrative tasks to employees of the Company. Members of the Talent and
Compensation Committee are appointed by our Board based on a variety of factors, including their knowledge and experience in compensation matters. Talent and Compensation Committee members meet the independence and other requirements of the NYSE and other applicable laws and regulations.
CEO
For each NEO other than the CEO, the Talent and Compensation Committee consults with and receives the recommendation of the CEO, but the Talent and Compensation Committee is ultimately responsible for determining whether to accept such recommendations. The CEO makes recommendations to Talent and Compensation Committee on compensation for executive officers, including NEOs, based on holistic assessment of each executive’s individual performance and overall Company financial and strategic goals.
Compensation Consultant
As provided for in its charter, the Talent and Compensation Committee has sole discretion to retain a compensation consultant and is directly responsible for the appointment, compensation and oversight for such consultant’s work. In
2025, the Talent and Compensation Committee continued to engage Meridian Compensation Partners, LLC (“Meridian”)
as its independent compensation consultant to assist with the design and oversight of the Company’s executive compensation pay practices, including the following:
•the composition of our Market Comparison Group;
•assessment of compensation-related risk;
•trends and developments in executive and director compensation design;
•the overall compensation framework, including levels of pay and the mix of compensation elements; and
•regulatory and governance developments affecting executive compensation.
Meridian attended meetings of the Talent and Compensation Committee and had direct access to the Talent and
Compensation Committee’s members during the period of its engagement in 2025. In addition, Meridian regularly conferred with our senior management and human resources department to collect, analyze and present data requested by the Talent and Compensation Committee. Meridian does not perform any other services for the Company other than its consulting services to the Talent and Compensation Committee. The Talent and Compensation Committee has reviewed the independence of Meridian in light of SEC rules and NYSE rules and has concluded that Meridian ’s work for the Talent and
Compensation Committee during 2025 is independent.

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COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Market Comparison Group
Our Market Comparison Group is an integral component of our annual compensation review — which begins in September and runs through February — and is used to help guide the Talent and Compensation Committee’s decisions regarding competitive pay levels and design architecture.
HOW WE CHOOSE OUR MARKET COMPARISON GROUP
In making its determinations for fiscal year 2025 compensation, the Talent and Compensation Committee considered publicly available information of a select group of peer companies to inform the pay levels and program structures for the NEOs. The list of companies that comprise our Market Comparison Group is reviewed annually in consultation with Meridian, our independent compensation consultant. The Talent and Compensation Committee evaluated the peer group using the following criteria:
•Availability of public information — company is publicly-traded and compensation data is available in public filings
•Relevant industry group — company is a direct cruise line competitor or falls under adjacent industries such as  hospitality, hotels and motels, leisure time, resorts, casinos and gaming, and airlines industry categories
•Equivalent revenue and market capitalization — company is within approximately 1/3 to three times our revenue and market capitalization
•Similar business strategy and complexity — company is capital-intensive and consumer-focused
•Global Footprint — company has significant operations outside of the United States, measured as a percentage of total revenues
•Historical precedent — company included in the prior year’s Market Comparison Group
Based on considerations of the factors above, Meridian recommended, and the Talent and Compensation Committee approved, the following Market Comparison Group to inform 2025 compensation decisions.

2025 PEERS

American Airlines Group Inc.	Domino's Pizza, Inc.	MGM Resorts International
Booking Holdings Inc.	Expedia Group, Inc.	Norwegian Cruise Line Holdings Ltd.
Caesars Entertainment, Inc.	Hilton Worldwide Holdings Inc.	Starbucks Corp.
Carnival Corp.	Hyatt Hotels Corporation	United Airlines Holdings, Inc.
Chipotle Mexican Grill, Inc.	Las Vegas Sands Corp.	Wynn Resorts, Ltd.
Darden Restaurants, Inc.	Marriott International, Inc.	Yum! Brands, Inc.
Delta Air Lines, Inc.	McDonald's Corporation

2026 Proxy Statement	51

TABLE OF CONTENTS	COMPENSATION DISCUSSION AND ANALYSIS
Clawback Policy
We seek to recover, to the extent practicable, performance-based compensation from any executive officer and certain other members of senior management under certain circumstances. The Company has two arrangements to clawback or cancel awards. The table below summarizes certain key terms of our policies:
Amended and Restated Incentive Plan and
Executive Bonus Plan
Royal Caribbean Cruises Ltd. Clawback Policy(1)
Clawback
Trigger(s)
(i) If there is a financial restatement due to a material
non-compliance with financial reporting requirements;
or
(ii) with respect to PSU Awards, there is a high
likelihood that an out-of-period adjustment to the
Company’s financial statements covering the
performance period would be deemed material
because there is alleged misconduct associated with
the adjustment.
Restatement due to material noncompliance with
financial reporting requirements under the securities laws
as required by the Dodd-Frank Act and corresponding
NYSE listing standards.
The recovery of such compensation applies regardless of
whether an executive officer engaged in misconduct in
connection with the restatement.
Compensation
Covered
PSU Awards and cash bonus
PSU Awards and cash bonus
Recoupment
Amount
An amount equal to the difference between the amount
actually awarded based on the erroneous financial data
and the amount of compensation that should have been
awarded under the accounting restatement or the
adjusted financial statements, as applicable, as
determined by the Talent and Compensation Committee.
Amount of compensation granted, vested or paid to a
covered person during the performance period that
exceeds the amount of compensation that would
otherwise have been granted, vested or paid to the
person had such amount been determined based on the
applicable restatement.
Look-Back Period
For PSU Awards: Two-year period following the end of
the applicable performance period for each award
The three fiscal year period preceding the date in which
the Company concludes or reasonably should have
concluded a restatement is required
(1)We filed the Clawback Policy as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Equity Grant Practices
Timing of Equity Awards: The Talent and Compensation Committee generally grants annual equity awards to NEOs and other members of management at the first regularly scheduled Talent and Compensation Committee meeting of the calendar year, usually held in February. Equity awards may be granted outside of the annual grant cycle in connection with events such as hiring, promotion or extraordinary performance or as part of a special retention effort. We do not currently grant stock options to our employees. The Talent and Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025. Further, the Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.
Vesting Into Retirement Policy: Certain of our executives may be eligible for accelerated or continued vesting of applicable long-term equity awards under our “Vesting Into Retirement” policy. In recognition that different motivations and considerations prevail for officers approaching retirement, awards granted to executives who are at least 62 years of age and who have been employed by RCG for at least 15 years are generally not subject to forfeiture upon termination of employment after the later of the first anniversary of the grant date and the first anniversary of the date that the officer meets both the age and service criteria. In order to maintain an alignment of interest with our shareholders, these awards continue to be subject to restrictions on transfer that will lift over the vesting schedule for the RSUs and PSUs awards.

52	2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS	TABLE OF CONTENTS
Stock Ownership Guidelines
We recognize the importance of aligning our management’s interests with those of our shareholders. As a result, the Board, at the recommendation of the Talent and Compensation Committee, has established stock ownership guidelines for all of our officers. Under these guidelines, the NEOs are expected to accumulate over a designated period, Company stock having a fair market value equal to the multiples of their base salaries as shown in the table below.

Name	Stock Ownership Amount (base salary multiple)

Chief Executive Officer	6 times
All Other NEOs	3 times
Stock owned outright, unvested time-based restricted stock, and the earned portion of performance-based stock awards count towards the stock ownership amount. Officers are required to retain 50% of the net after-tax shares received under any equity awards until they meet the applicable ownership amount. Once an officer’s target stock ownership is achieved, or upon expiration of the applicable accumulation period, an officer will be permitted to sell Company stock only to the extent that, immediately following such sale, the officer continues to meet the applicable ownership amount. Each NEO is currently in compliance with the stock ownership guidelines.
Prohibition of Pledging/Hedging
Our Securities Trading Policy prohibits hedging transactions in Company securities by officers, directors and employees, including through the use of instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and from short selling our securities. In addition, it prohibits directors and officers who are subject to Section 16 of the Securities
Exchange Act of 1934 from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Report of the Talent and Compensation Committee
The Talent and Compensation Committee has reviewed and discussed with management the Compensation Discussion and
Analysis and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and
Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for 2025.
THE TALENT AND COMPENSATION COMMITTEE
•Vagn O. Sørensen, Chair
•John F. Brock
•Amy McPherson
•Maritza Montiel
•Ann S. Moore
•Donald Thompson

2026 Proxy Statement	53

TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
Executive Compensation Tables
SUMMARY COMPENSATION TABLE
The following table presents certain summary information for the fiscal years ended December 31, 2023, 2024 and 2025 concerning compensation earned for services rendered in all capacities by our NEOs.

Name and Principal Position	Year	Salary / Fees ($)	Stock Awards(1)(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Jason T. Liberty President and Chief Executive Officer	2025	1,396,154	15,800,057	5,129,600	1,653,002	23,978,813
	2024	1,342,308	12,999,935	4,911,300	244,278	19,497,820
	2023	1,246,986	11,500,037	4,280,000	189,252	17,216,275
Naftali Holtz Chief Financial Officer	2025	946,769	3,999,874	2,101,537	66,028	7,114,208
	2024	896,923	3,099,991	1,823,908	57,081	5,877,903
	2023	792,466	2,520,003	1,527,680	45,283	4,885,432
Michael W. Bayley President and CEO, Royal Caribbean	2025	1,154,385	5,499,924	2,372,340	407,578	9,434,227
	2024	1,120,077	4,999,919	2,733,685	156,373	9,010,054
	2023	1,082,890	7,000,026	2,585,374	141,325	10,809,615
Laura Hodges Bethge President, Celebrity Cruises	2025	893,462	3,200,054	1,715,702	142,991	5,952,209
	2024	798,923	1,999,943	1,438,181	102,167	4,339,215
	2023	724,104	1,487,832	1,043,750	90,971	3,346,657
Harri U. Kulovaara EVP, Maritime	2025	932,846	1,850,164	1,981,711	142,924	4,907,645
	2024	904,923	1,749,966	1,958,180	134,584	4,747,653
	2023	878,222	1,790,040	1,865,040	126,294	4,659,596
(1)The amounts in this column reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.
Consequently, the amount reported in this column represents the fair value of the award at the service inception date (i.e., the date the
Talent and Compensation Committee authorized the award) based upon the probable outcome of the performance conditions. See Note
11 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2025, regarding assumptions underlying the valuation of each of these types of awards.
(2)Amounts for 2025 include the grant date fair value of both the time-based awards and performance-based annual equity awards granted to each NEO in February 2025. The values on the service inception date of the performance-based awards granted to the NEOs as part of the February 2025 annual equity awards (assuming that the highest level of performance conditions will be achieved (i.e., 200%)) are the following: Mr. Liberty – $20,540,049; Mr. Holtz –$5,199,863; Mr. Bayley – $7,150,004; Ms. Bethge – $4,160,199; and Mr. Kulovaara –
$2,220,094.
(3)Represents amounts earned pursuant to the annual Executive Bonus Plan. We make payments under our annual Executive Bonus Plan in the first quarter following the fiscal year in which they were earned. In addition to the amounts earned under the Executive Bonus Plan,
Mr. Kulovaara is entitled to receive a bonus of $150,000 per ship delivered during the year. During 2025, RCG took delivery of three ships and Mr. Kulovaara received a ship delivery bonus of $450,000, in addition to the $1,531,711 he earned under the Executive Bonus Plan for 2025.
(4)Please see the table below titled “2025 All Other Compensation” for an itemized disclosure of this element of compensation.

54	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
2025 ALL OTHER COMPENSATION

Name	Company Contributions to Qualified Deferred Compensation Plans(1) ($)	Benefit Payouts(2) ($)	Life Insurance Policies(3) ($)	Other Perquisites(4) ($)	Total ($)

Jason T. Liberty	35,000	104,615	4,881	1,508,506	1,653,002
Naftali Holtz	15,750	28,740	2,338	19,200	66,028
Michael W. Bayley	35,000	80,438	16,074	276,066	407,578
Laura Hodges Bethge	35,000	54,346	2,590	51,055	142,991
Harri U. Kulovaara	35,000	58,285	30,439	19,200	142,924
(1)Represents Company contributions to the Royal Caribbean Cruises Ltd. Retirement Savings Plan.
(2)Represents amounts payable to the NEOs for service in 2025 in lieu of amounts that would have been contributed by the Company to the
Royal Caribbean Cruises Ltd. Supplemental Executive Retirement Plan but for the adoption of Section 457A of the Internal Revenue
Code effective as of January 1, 2009.
(3)Represents payments for premiums paid by the Company on life insurance policies for each NEO.
(4)Other perquisites and benefits include:
•payments or allowance for auto lease, maintenance and repairs, registration and insurance for each NEO;
•$810,859 for Mr. Liberty's use of chartered aircraft for personal travel as required by the Company's travel policy due to security reasons. The aggregate represents all costs billed by the third-party charterer for such travel;
•For Mr. Liberty, $629,593 for the total cost incurred by the Company in residential security monitoring and systems installations as well as the provision of security personnel during personal travel, including their respective travel expenses;
•$48,255 for the cost of the periodic use of a Company car and driver for commuting purposes for Mr. Liberty. The incremental cost attributable to the personal use of the car was calculated by allocating the cost of the fuel between non-business and business use based on total mileage travelled. The incremental cost of the driver was determined based on the cost of the driver’s salary and benefits for the proportion of time the driver was used for non-business trips;
•For Mr. Bayley, $256,866 for the total cost of  residential security personnel; and
•For Ms. Hodges Bethge, the cost of an annual physical exam and $30,820 for the cost of residential security monitoring and systems installation.

2026 Proxy Statement	55

TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
Grants of Plan Based Awards in 2025
The following table provides information about cash (non-equity) and equity incentive compensation awarded to our NEOs in
2025, including (1) the range of possible cash payouts under our annual Executive Bonus Plan; (2) the grant date of equity awards; (3) the number of time-based and performance-based restricted stock units granted; and (4) the grant date fair value of the time-based and performance-based equity grants calculated in accordance with FASB ASC Topic 718. The time-based and performance-based equity awards were granted under the Company’s Amended and Restated 2008 Equity Incentive Plan
and are discussed in greater detail in this proxy statement under the caption “Compensation Discussion and Analysis.”

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				Grant Date	Type of Awards	Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stocks or Units (#)	Grant Date Fair Value of Stock Awards(4) ($)

	Threshold ($)	Target ($)		Maximum ($)			Threshold (#)	Target (#)	Maximum (#)

Jason T. Liberty	0	2,800,000		5,600,000						–	–
					2/12/25	PSU(5)	–	39,908	79,816	--	10,270,024
					2/12/25	RSU(6)		--	--	21,489	5,530,033
Naftali Holtz	0	1,282,838		2,565,676				--	--	--	--
					2/12/25	PSU(5)	–	10,103	20,206	--	2,599,931
					2/12/25	RSU(6)		--	--	5,440	1,399,943
Michael W. Bayley	0	1,677,650		3,355,300				--	--	--	--
					2/12/25	PSA(5)	–	13,892	27,784	--	3,575,002
					2/12/25	RSU(6)		--	--	7,480	1,924,922
Laura Hodges Bethge	0	1,036,150		2,072,300				--	--	--	--
					2/12/25	PSU(5)	–	8,083	16,166	--	2,080,099
					2/12/25	RSU(6)				4,352	1,119,955
Harri U. Kulovaara	0	935,000		1,870,000				--	--	--	--
		450,000	(2)					--	--	--	--
					2/12/25	PSA(5)	–	4,314	8,627	--	1,110,047
					2/12/25	RSU(6)		--	--	2,876	740,117
(1)These values represent the threshold, target and maximum payouts under the Executive Bonus Plan. As discussed above, payouts under our Executive Bonus Plan range from 0% to 200% based on the company-wide and, if applicable, brand-specific performance level achieved and, except in the case of Mr. Liberty, the individual performance level achieved. For additional details on the final payout for each NEO, refer to “2025 Executive Bonus Plan Payouts” on page 44.
(2)In addition to the amounts that may be earned pursuant to the Executive Bonus Plan, Mr. Kulovaara is eligible to receive an incentive payment equal to $150,000 for each ship delivered during the year. There were three ship deliveries for 2025.
(3)These values represent the threshold, target and maximum number of shares that may be earned pursuant to the performance-based award for the relevant performance period. As discussed above, payout on the performance-based awards range from 0% to 200%
based on the company-wide performance level achieved. For the annual performance-based awards granted in 2025, the PSUs or PSAs will vest based on the achievement of certain performance metrics as further described in the Compensation Discussion and Analysis, beginning on page 33.
(4)Grant date fair value is calculated in accordance with FASB ASC Topic 718. With respect to the performance-based share awards, the amount reported in this column represents the fair value of the award at the service inception date (i.e., the date the Talent and
Compensation Committee authorized the award) based upon the probable outcome of the performance conditions (i.e., target). See Note
11 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2025, regarding assumptions underlying the valuation of each of these types of awards.
(5)Represents annual performance-based awards granted on February 11, 2025, which will be earned based on RCG’s performance for the three-year period ending December 31, 2027.
(6)Represents the annual time-based RSUs granted on February 11, 2025, which will vest, or for which the transfer restrictions will lapse, in three equal annual installments.

56	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
Outstanding Equity Awards at 2025 Fiscal Year End
The following table provides information concerning unvested restricted stock units and performance share awards for each
NEO outstanding as of the end of the fiscal year ended December 31, 2025. Each award is shown separately for each NEO.

		Stock Awards

					Equity Incentive Plan Awards

Name	Equity Award Grant Date	# of Shares or Units of Stock That Have Not Vested (#)		Market value of Shares or Units of Stock That Have Not Vested(1) ($)	# of Unearned Shares/Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares/Units or Other Rights that Have Not Vested(1) ($)

Jason T. Liberty	2/9/2023				277,536	(3)	77,410,341
	2/8/2024				128,992	(4)	35,978,449
	2/12/2025				79,816	(5)	22,262,279
	2/7/2022	8,772	(2)	2,446,686
	2/9/2023	20,563	(2)	5,735,432
	2/8/2024	28,666	(2)	7,995,521
	2/12/2025	21,489	(2)	5,993,712
		79,490		22,171,351	486,344		135,651,068
Naftali Holtz	2/9/2023				60,816	(3)	16,962,799
	2/8/2024				30,760	(4)	8,579,579
	2/12/2025				20,206	(5)	5,635,858
	2/7/2022	1,754	(2)	489,226
	2/9/2023	4,505	(2)	1,256,535
	2/8/2024	6,836	(2)	1,906,697
	2/12/2025	5,440	(2)	1,517,325
		18,535		5,169,782	111,782		31,178,235
Michael W. Bayley	2/9/2023				168,936	(3)	47,119,629
	2/8/2024				49,612	(4)	13,837,779
	2/12/2025				27,784	(5)	7,749,513
	2/12/2025	7,480	(2)	2,086,322
		7,480		2,086,322	246,332		68,706,921
Laura Hodges Bethge	2/9/2023				31,857	(3)	8,885,554
	2/8/2024				19,844	(4)	5,534,888
	2/12/2025				16,166	(5)	4,509,021
	2/7/2022	1,253	(2)	349,487
	2/9/2023	2,361	(2)	658,530
	6/1/2023	680	(2)	189,666
	2/8/2024	4,410	(2)	1,230,037
	2/12/2025	4,352	(2)	1,213,860
		13,056		3,641,580	67,867		18,929,464

2026 Proxy Statement	57

TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES

		Stock Awards

					Equity Incentive Plan Awards

Name	Equity Award Grant Date	# of Shares or Units of Stock That Have Not Vested (#)		Market value of Shares or Units of Stock That Have Not Vested(1) ($)	# of Unearned Shares/Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares/Units or Other Rights that Have Not Vested(1) ($)

Harri U. Kulovaara	2/9/2023				43,200	(3)	12,049,344
	2/8/2024				17,364	(4)	4,843,167
	2/12/2025				8,627	(5)	2,406,243
	2/12/2025	2,876	(2)	802,174
		2,876		802,174	69,191		19,298,754
(1)Calculated based on the closing stock price of $278.92 of the Company’s common stock on December 31, 2025.
(2)Outstanding time-based RSUs granted in 2023, 2024, 2025 will vest in three equal annual installments commencing on the first anniversary of the award date. Time-based RSUs awarded to NEOs eligible under the “Vesting into Retirement” policy vest on the later of the first anniversary of the grant date and the first anniversary of the date the officer meets both the age and service criteria; however, these awards remain subject to restrictions on transfer that lapse over the same period during which the RSUs otherwise would have been scheduled to vest.
(3)Represents the 2023 PSU Awards for the three-year period ending December 31, 2025, which were earned based on RCG's performance through December 31, 2025 and that vested on February 10, 2026 when the Talent and Compensation Committee determined the actual payout level. See Compensation Discussion and Analysis – “Payout under 2023-2025 Performance-Based Equity
Awards" on page 47.
(4)Represents the 2024 PSU Awards for the three-year period ending December 31, 2026 that, to the extent earned, will vest on the date in
2027 that the Talent and Compensation Committee sets the actual payout level for purposes of such grant. Reflects the maximum number of PSUs/PSAs that may be earned. For the 2024 PSU Awards, maximum payout is reflected at 200%.
(5)Represents the 2025 PSU Awards for the three-year period ending December 31, 2027 that, to the extent earned, will vest on the date in
2028 that the Talent and Compensation Committee sets the actual payout level for purposes of such grant. Reflects the maximum number of PSUs/PSAs that may be earned. For the 2025 PSU Awards, maximum payout is reflected at 200%.

58	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
Option Exercises and Stock Vested in 2025
The following table provides information for the NEOs on stock option exercises and the time-based RSUs and performance-
based awards that vested during 2025, including the number of shares acquired upon exercise or vesting and the value realized, before payment of any applicable withholding tax and broker commissions.

	Option Awards	Stock Awards(1)

Name	Number of Shares Acquired on Exercise (#)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting(3) ($)

Jason T. Liberty	–	119,365	31,040,639
Naftali Holtz	–	24,758	6,448,044
Michael W. Bayley	–	67,665	17,589,985
Laura Hodges Bethge	–	17,497	4,536,927
Harri U. Kulovaara	–	21,127	5,498,792
(1)These columns reflect RSUs, PSUs, and PSAs previously awarded to the named executive officers that vested during 2025. For those executives eligible to participate in the “Vesting into Retirement” policy on the grant date, the time-based RSUs and the PSAs vest on the first anniversary of the grant date; however, the restrictions on transfer or sale of the time-based RSUs only lapse on the anniversary dates of the grant date during the applicable vesting schedule, while the PSAs are only earned at the same time as the PSUs at the end of the relevant performance period when the Talent and Compensation Committee approves the payout level. For those that become eligible to participate in the “Vesting into Retirement” policy between the grant date and the vesting date, the time-based RSUs and the
PSUs vest on the later of (i) the first anniversary of the grant date and (ii) the first anniversary of the date the officer meets both the age and service criteria; however, these awards remain subject to the same restrictions on transfer and the same criteria for being earned.
(2)Of these amounts, shares were withheld by us to cover tax withholding obligations as follows: Mr. Liberty – 46,495 shares; Mr. Holtz –
9,250; Mr. Bayley – 26,147 shares; Ms. Bethge – 6,390 shares, and Mr. Kulovaara – 7,826 shares.
(3)Calculated based on the average of the high and low sales price of the Company’s common stock on the applicable vesting dates.

2026 Proxy Statement	59

TABLE OF CONTENTS	EXECUTIVE COMPENSATION TABLES
Executive Employment Agreements
We have employment agreements with each of our current NEOs. These agreements are intended to enhance the retention and motivation of these key employees and include provisions protecting the Company such as non-competition and non-
solicitation clauses. The material terms of the employment agreements applicable as of December 31, 2025 are summarized below. Ms. Bethge’s agreement is with Celebrity Cruises Inc.
Each NEO is entitled to receive an annual base salary, which may be increased, but not decreased, at any time during the term at our sole discretion. Each NEO is also eligible to participate in and receive awards, in our discretion, pursuant to any cash incentive compensation programs and any equity or long-term incentive plans on terms available to similarly situated executives of the Company.
Each NEO’s employment can be terminated by us or by them at any time. For each NEO, if we terminate their employment without “cause” or if such NEO resigns for “good reason” (as both terms are defined in the applicable employment agreement), the NEO would be entitled to (i) two times the NEO’s then current base salary payable over the two year period following termination, and (ii) two times the NEO’s “target” bonus under the annual Executive Bonus Plan for the year in which the termination of employment occurs. In addition, the NEOs would be entitled to continued payment of health and medical benefits for a period of two years (one year for Ms. Hodges Bethge and Mr. Holtz) commencing on the date of termination, or until such time that he or she commences employment with a new employer, whichever occurs first, and payment of reasonable professional search fees relating to outplacement. At our sole discretion, the NEOs (except for Ms. Hodges Bethge and Mr. Holtz) would also be eligible to receive a one-time lump sum termination bonus to be paid two years after the date of termination in an amount not to exceed 50% of the NEO’s base salary as of the date of termination. All of these payments would be conditioned on the NEO executing a general release of claims for the benefit of the Company.
For NEOs other than Ms. Hodges Bethge and Mr. Holtz, if the NEO’s employment is terminated as a result of the NEO’s death or disability, the NEO, or the NEO’s legal representative, would be entitled to, (i) payment equal to two times the NEO’s base salary in effect at the time of termination of employment, (ii) payment of two times the NEO’s “target” bonus he or she would have been entitled to receive under the annual Executive Bonus Plan in each year during the two year period commencing on the date of termination, and (iii) any death or disability benefit, as applicable, provided in accordance with the terms of the
Company’s employee benefit plans then in effect. Ms. Hodges Bethge and Mr. Holtz, or their legal representative, would be entitled to receive payment of compensation equal to the NEO’s base salary in effect though the date of termination, payment of accrued benefits, and any benefits provided in accordance with applicable plans then in effect.
If the NEO’s employment is terminated for cause, we have no obligation to provide severance payments.
Any outstanding equity grants held by the NEO at the time of termination would be treated in the manner provided for in each equity grant. Please see further information regarding treatment of equity grants under the heading “Payment Upon
Termination of Employment.”
Each NEO has agreed not to compete with the Company or its affiliates during the term of employment and for two years following termination of employment and to refrain from (i) employing the Company’s or its affiliates’ employees during such period or (ii) soliciting employees, consultants, lenders, suppliers or customers from discontinuing, modifying or reducing the extent of their relationship with the Company during such period. During the term of the agreements and subsequent thereto, the NEOs have agreed not to disclose or use any confidential information.
Payments Upon Termination of Employment
The following table represents payments and benefits to which the current NEOs would be entitled upon termination of their employment in accordance with their employment agreements and our equity plans and agreements. Termination of employment is assumed to occur, for purposes of this table, on December 31, 2025. Entitlements upon termination of employment are governed by the NEOs’ employment agreements with the Company, which are described under the heading
“Employment Agreements.” In addition, the treatment of outstanding equity awards, which are unvested as of the time of termination, are treated in accordance with the agreement and plan applicable to the particular award, as described below. We do not provide any cash payments in the event of a change of control absent an employment termination nor do we increase the amount of cash severance that would be due to a NEO in the event of his or her termination of employment in connection with a change of control.

60	2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES	TABLE OF CONTENTS
The table does not include amounts a NEO would be entitled to receive without regard to the circumstances of termination, such as accrued vested equity awards or accrued retirement benefits (if retirement eligible) and deferred compensation.
Please see the “Outstanding Equity Awards at 2025 Fiscal Year-End” table for more information.

		Termination Type

Name	Benefit	Death or Disability ($)	Termination w/o Cause or for Good Reason(2) ($)	“Change of Control w/ Termination” ($)

Jason T. Liberty	Severance Payment	2,800,000	2,800,000	2,800,000
	Settlement of Outstanding Annual Bonus Award	5,600,000	5,600,000	5,600,000
	Settlement of Outstanding Equity Awards(1)	77,095,162	--	137,180,599
	Medical and Dental Benefits Continuation	--	36,678	36,678
	Outplacement Services	--	25,000	25,000
	Total	85,495,162	8,461,678	145,642,277
Naftali Holtz	Severance Payment	--	1,900,500	1,900,500
	Settlement of Outstanding Annual Bonus Award	--	2,565,676	2,565,676
	Settlement of Outstanding Equity Awards(1)	17,931,767	--	31,272,109
	Medical and Dental Benefits Continuation	--	18,339	18,339
	Outplacement Services	--	25,000	25,000
	Total	17,931,767	4,509,515	35,781,624
Michael W. Bayley	Severance Payment	2,314,000	2,314,000	2,314,000
	Settlement of Outstanding Annual Bonus Award	3,355,300	3,355,300	3,355,300
	Settlement of Outstanding Equity Awards(1)	28,586,511	--	63,144,911
	Medical and Dental Benefits Continuation	--	22,742	22,742
	Outplacement Services	--	25,000	25,000
	Total	34,255,811	5,717,042	68,861,953
Laura Hodges Bethge	Severance Payment	--	1,802,000	1,802,000
	Settlement of Outstanding Annual Bonus Award	--	2,072,300	2,072,300
	Settlement of Outstanding Equity Awards(1)	11,625,386	--	18,873,574
	Medical and Dental Benefits Continuation	--	13,111	13,111
	Outplacement Services	--	25,000	25,000
	Total	11,625,386	3,912,411	22,785,985
Harri U. Kulovaara	Severance Payment	1,870,000	1,870,000	1,870,000
	Settlement of Outstanding Annual Bonus Award	1,870,000	1,870,000	1,870,000
	Settlement of Outstanding Equity Awards(1)	8,443,466	--	17,606,825
	Medical and Dental Benefits Continuation	--	25,940	25,940
	Outplacement Services	--	25,000	25,000
	Total	12,183,466	3,790,940	21,397,765
(1)The cost of Settlement of Outstanding Equity Awards, reflects the following based on the terms of the Plan and the relevant awards agreements:
a.upon a termination due to death or disability, (i) all unvested time-based RSUs will immediately vest and (ii) all unearned performance-based awards will be earned at target and, to the extent not yet vested, immediately vest; and
b.upon a termination of the executive’s employment by the Company without “cause” or by the executive for “good reason” within
18 months following a “change of control”, (i) all unvested time-based RSUs will immediately vest and (ii) all unearned performance-based awards will be earned based upon the Talent and Compensation Committee’s then best estimate of the shares that have been earned will be awardable at the end of the performance period, and, to the extent not yet vested, immediately vest. For purposes of the table above, we assumed that the Company would meet target for each of the performance-based awards.
(2)Outstanding equity awards for each of Mr. Bayley and Mr. Kulovaara will continue to vest in accordance with their terms based on having met the age and service criteria under our Vesting into Retirement Policy.

2026 Proxy Statement	61

TABLE OF CONTENTS	CEO PAY RATIO
CEO Pay Ratio
In August 2015, pursuant to a mandate of the Dodd Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the Principal Executive Officer (“PEO”). Due to maritime requirements and the practical implications of employment on ships with worldwide operations, our shipboard employees receive certain benefits and accommodations that are not typically provided to shoreside employees including housing and meals while on the ship and medical care for any injuries or illnesses that occur while in the service of the ship. These benefits and accommodations are free of cost to each shipboard employee. Additionally, because our shipboard employees are away from home for extended periods of time while on the ship, they do not work for the entire year. Our shipboard employees also generally reside outside of the U.S., where the cost of living may be significantly lower than in the United States.
We calculated median gross wages of our global employee population as of December 31, 2025 (excluding shipboard employees who were not assigned to any sailing during the year and thus did not receive any compensation) to identify our median employee. We did not annualize the pay for our employees when identifying our median. We determined that this person was a crew member whose total compensation for 2025, calculated consistent with Item 402(c) of Regulation, was
$19,027. This figure includes shipboard pension and gratuities directly billed to our guests but excludes any cash gratuities paid directly to the employee by guests. Based upon this methodology and the CEO’s total compensation, as set forth in the
Summary Compensation Table, we estimate the ratio of our CEO’s pay to the median employee’s pay is 1260 to 1.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.
TABULAR DISCLOSURE OF COMPENSATION ACTUALLY PAID VERSUS PERFORMANCE
The following table discloses information on “compensation actually paid” (CAP) to our principal executive officer (PEO) and
(on average) to our other NEOs during the specified years alongside total shareholder return (TSR) and net income metrics, as well as a Company-selected measure of Adjusted EPS. The Company selected this measure as the most important in linking compensation actually paid to our NEOs for 2025 to Company performance, as Adjusted EPS was the predominant metric used in evaluating company-wide performance under our Executive Bonus Plan (65%) and comprised 45% of PSU awards granted to our NEOs in 2025 for the performance period ending December 2027, as described in more detail in the
“Compensation Discussion and Analysis” beginning on page 33.
The CAP amounts in the table below reflect a re-valuation of equity awards granted to our Principal Executive Officer(s)
(PEOs) and other NEOs. SEC regulations instruct us to back out the grant date fair value of equity awards that is used in the
Summary Compensation Table and replace it with values for unvested equity awards at each year end and change in fair value of shares that vested in the year. Accordingly, the CAP is an alternative way of calculating the value for executive equity awards that uses the stock price at year end for unvested grants and at vest dates for those that vest in the year, instead of the stock price at grant for only those awards newly granted in the year. For NEOs that have served for more than the current year, the CAP values are higher because they include values for all prior grants, not just the current year. The Summary
Compensation Table already incorporates the value of the cash incentive paid for each year, so that performance-related compensation component is unchanged in the CAP amounts in the table.
For 2025, the CAP to our PEO and average CAP to our other NEOs is significantly higher than the amounts shown in the
Summary Compensation Table, primarily due to the significant increase in the price of our common stock after the applicable equity award grant dates. Accordingly, the value of our equity awards at vest and the value of unvested awards was higher than the value at grant shown in the Summary Compensation Table. Our stock price increased by 20.9% from year end 2024 to year end 2025.This stock price increase compares to an increase in the Company’s Adjusted EPS results of 32.5% during
2025. In addition, the Company's cumulative shareholder return in 2025 was 22.5%, which significantly outpaced the Dow
Jones U.S. Travel and Leisure Index with 2025 TSR of 7.6%.

62	2026 Proxy Statement

PAY VERSUS PERFORMANCE	TABLE OF CONTENTS

							Value of initial fixed $100 investment based on:

Fiscal Year	SCT Total Compensation for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	SCT Total Compensation for Former PEO ($)	Compensation Actually Paid to Former PEO ($)	Average SCT Total Compensation for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Company TSR(4) ($)	Peer Group TSR(4) ($)	Net Income (5) ($M)	Adjusted EPS(6) ($)

2025	23,978,813	48,985,531	n/a	n/a	6,661,884	12,625,740	380.05	152.06	4,268	15.64
2024	19,497,820	76,584,558	n/a	n/a	5,993,706	20,032,360	310.30	141.29	2,877	11.80
2023	17,216,276	44,177,396	n/a	n/a	6,694,683	15,584,264	173.37	120.98	1,697	6.77
2022	10,764,258	3,846,340	300,006	(4,371,814)	4,738,954	1,390,884	66.18	88.90	(2,156)	(6.82)
2021	–	–	15,812,027	15,310,661	11,154,402	10,506,637	102.96	111.49	(5,261)	(19.19)
(1)Reflects total compensation of our current CEO, Mr. Jason Liberty, as calculated in the Summary Compensation Table (SCT).
(2)The dollar amounts shown in these columns reflect “compensation actually paid” to the NEOs calculated in accordance with SEC rules.
As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid to either individual during the applicable years. The adjustments made to each officer’s total compensation for each year to determine CAP are shown in the table below. For Mr. Liberty, information is only included with respect to 2022 through 2025, the years in which he served as CEO.

	2025		2024		2023

	Current PEO ($)	Other NEOs ($)	Current PEO ($)	Other NEOs ($)	Current PEO ($)	Other NEOs ($)

Total Reported in Summary Compensation Table (SCT)	23,978,813	6,661,884	19,497,820	5,993,706	17,216,276	6,694,683
Deduct Change in Pension Value and NQDC Earnings Reported in SCT	–	–	–	–
Add Pension Service Cost and Impact of Pension Plan Amendments		–	–	–	–	–
Deduct Value of Stock Awards Reported in SCT	(15,800,057)	(3,447,612)	(12,999,935)	(2,988,569)	(11,500,037)	(3,329,581)
Add Year-End Fair Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	17,124,851	3,942,534	28,517,206	6,498,566	24,266,273	7,007,819
Add Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	20,759,675	4,663,540	41,497,491	10,535,629	13,323,495	4,686,454
Add Change in Fair Value (from Prior Year- End) of Prior Year Awards that Vested in Year	2,922,249	805,394	71,976	(6,973)	871,390	524,889
Add Fair Value of Awards Granted in Fiscal Year that Vested in the Same Fiscal Year	–	–
Deduct Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	–	–	–	–	–	–
Total Adjustments	25,006,718	5,963,856	57,086,738	14,038,654	26,961,121	8,889,581
Compensation Actually Paid for Fiscal Year	48,985,531	12,625,740	76,584,558	20,032,360	44,177,396	15,584,264

2026 Proxy Statement	63

TABLE OF CONTENTS	PAY VERSUS PERFORMANCE

	2022		2021

	Current PEO ($)	Other NEOs ($)	Former PEO ($)	Other NEOs ($)

Total Reported in Summary Compensation Table (SCT)	10,764,258	4,738,954	15,812,027	11,154,402
Deduct Change in Pension Value and NQDC Earnings Reported in SCT	–		(156,971)	(80,359)
Add Pension Service Cost and Impact of Pension Plan Amendments		–	–	–
Deduct Value of Stock Awards Reported in SCT	(7,000,056)	(2,662,507)	(11,250,070)	(8,812,501)
Add Year-End Fair Value of Awards Granted in Fiscal Year that are Unvested and Outstanding	4,336,000	1,649,220	10,198,401	7,988,699
Add Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	(4,049,875)	(2,150,970)	292,027	96,223
Add Change in Fair Value (from Prior Year-End) of Prior Year Awards that Vested in Year	(203,987)	(183,813)	–	–
Add Fair Value of Awards Granted in Fiscal Year that Vested in the Same Fiscal Year	–	–	415,247	160,173
Deduct Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	–	–	–	–
Total Adjustments	(6,917,918)	(3,348,070)	(501,366)	(647,765)
Compensation Actually Paid for Fiscal Year	3,846,340	1,390,884	15,310,661	10,506,637
(3)Reflects the average total compensation of our non-PEO NEOs, as calculated in the SCT for each of the years shown. Our non-PEO
NEOs included in the table above are the following individuals: for 2025 and 2024: Naftali Holtz, Michael Bayley, Harri U. Kulovaara, and
Laura Hodges Bethge; for for 2023: Naftali Holtz, Michael Bayley, Lisa Lutoff-Perlo, Harri U. Kulovaara, and Laura Hodges Bethge; for
2022: Naftali Holtz, Michael Bayley, Lisa Lutoff-Perlo, and Harri U. Kulovaara; for 2021: Jason Liberty, Michael W. Bayley, Lisa Lutoff-
Perlo and Harri U. Kulovaara;
(4)Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2020. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the Dow Jones U.S. Travel and Leisure
Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate peer group used by the Talent and Compensation Committee for purposes of determining compensation paid to our executive officers is described on page 50.
(5)Reflects after-tax net income (loss) attributable to shareholders prepared in accordance with GAAP for each of the years shown.
(6)Adjusted Earnings (Loss) per Share is a non-GAAP financial measure that represents Adjusted Net Income (Loss) divided by weighted average shares outstanding or by diluted weighted average shares outstanding, as applicable. Adjusted Net Income (Loss) represents net income (loss) less net income attributable to noncontrolling interest, excluding certain items for which we believe adjusting for is meaningful when assessing our performance on a comparative basis. Refer to the Annex of this Proxy Statement.
TABULAR DISCLOSURE OF MOST IMPORTANT MEASURES LINKING COMPENSATION ACTUALLY PAID DURING
2025 TO COMPANY PERFORMANCE
As required, we disclose below the most important measures (unranked) used by the Company to link compensation actually paid to our NEOs for 2025 to Company performance. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” beginning on page 33.

Adjusted EPS
ROIC
Adjusted EBITDA

64	2026 Proxy Statement

PAY VERSUS PERFORMANCE	TABLE OF CONTENTS
DISCLOSURE OF THE RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND FINANCIAL
PERFORMANCE MEASURES
The below graphical illustrations demonstrate the relationship between compensation actually paid to the NEOs over the last three fiscal years as compared to TSR, Net Income, and Adjusted EPS over the last five fiscal years. Generally, compensation actually paid (for both the PEO(s) and NEOs) since fiscal 2020 has increased or decreased as each of TSR, Net Income, and
Adjusted EPS has increased or decreased, respectively. However, the compensation in fiscal 2021 for the NEOs does not align with that trend as Mr. Liberty, Mr. Bayley, and Ms. Lutoff-Perlo received special retention equity grants. Further, the
Company's stock price increased by 78% from year end 2023 to year end 2024, which impacted the compensation actually paid to all NEOs to a greater degree than other years due to the corresponding change in fair value of the outstanding awards as of year end 2024.  In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions
(shown graphically) of the relationships between information presented in the Pay versus Performance table.

PEO & Average NEO CAP vs Comparator Group TSR,
Fiscal 2021 - 2025
Compensation Actually Paid (000s)
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
TSR Return on Investment of $100
400
350
300
250
200
150
100
50
0
2021
2022
2023
2024
2025
Comp. Actually Paid to Mr. Liberty
Comp. Actually Paid to Mr. Fain
Avg. Comp. Actually Paid to Other NEOs
Company TSR
Dow Jones U.S. Travel & Leisure Index (5)

2026 Proxy Statement	65

TABLE OF CONTENTS	PAY VERSUS PERFORMANCE

PEO & Average NEO CAP vs Net Income,
Fiscal 2021 - 2025
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
Compensation Actually Paid (000s)
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
Net Income ($M)
2021
2022
2023
2024
2025
Comp. Actually Paid to Mr. Liberty
Comp. Actually Paid to Mr. Fain
Avg. Comp. Actually Paid to Other NEOs
Net Income

PEO & Average NEO CAP vs Adjusted EPS,
Fiscal 2021 - 2025
Compensation Actually Paid (000s)
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
$20.00
$15.00
$10.00
$5.00
$0.00
-$5.00
-$10.00
-$15.00
-$20.00
-$25.00
Adj. EPS
2021
2022
2023
2024
2025
Comp. Actually Paid to Mr. Liberty
Comp. Actually Paid to Mr. Fain
Avg. Comp. Actually Paid to Other NEOs
Adj. EPS

66	2026 Proxy Statement

DIRECTOR COMPENSATION FOR 2025	TABLE OF CONTENTS
Director Compensation for 2025
We pay annual cash retainers of $100,000 to our directors for their service on the Board. We also pay annual cash retainers for chairing and service on various Board committees. The amount of these retainers in 2025 for a full year of service was as follows:

Committee Role	Audit Committee ($)	Talent and Compensation Committee ($)	Nominating and Corporate Governance Committee ($)	Safety, Environment, Sustainability and Health Committee ($)

Chairman	35,000	25,000	20,000	20,000
Member	20,000	12,000	10,000	10,000
Directors do not earn fees for each meeting attended; however, they are reimbursed for their travel expenses and, occasionally, for those of an accompanying guest. Our Lead Director received a further annual cash retainer of $75,000 for
2025, prorated through May 28, 2025 when Mr. John Brock succeeded William Kimsey as Lead Director. In addition, Mr. Fain, our former Chairman of the Board, received an additional cash retainer of $225,000 prorated through November 3, 2025 when
Mr. Liberty took on the role as Chairman  Mr. Liberty does not receive any compensation for his Board service.
In May 2025, each non-employee director received restricted stock units with a fair market value of $220,000 as of the grant date. These restricted stock units will vest in full after the earlier of (i) one year and (ii) the next annual meeting. Our stock ownership guidelines require directors to accumulate ownership of at least $500,000 of our common stock (which is five times their annual cash retainer for Board service), including the value of restricted stock and restricted stock units, within three years of becoming a director. If the value of their stock holdings falls below this amount, directors cannot sell shares of our common stock until the value once again exceeds the required amount. In addition, non-employee directors may not be granted awards with a dollar value, which together with cash compensation paid to such director for such calendar year, would exceed $750,000.
In order to increase their knowledge and understanding of our business, we encourage our non-employee Board members and their families to experience our cruises. As a result, we have adopted a Non-Management Director Cruise Policy. Under this policy, with certain limited exceptions, a Board member is entitled to up to two complimentary staterooms on two cruises per year for the Board member and any immediate family accompanying the Board member on the cruise. Additional guests traveling with a Board member will receive a 20% discount off the lowest available fare for up to five staterooms, consistent with the benefit provided to other Company employees. These benefits are provided at no incremental cost to the Company.
The CEO may grant exceptions to this policy at his discretion but did not do so in 2025.

2026 Proxy Statement	67

TABLE OF CONTENTS	DIRECTOR COMPENSATION FOR 2025
The table below summarizes the compensation of each person serving as a non-employee director in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Total ($)

John F. Brock(4)	176,300	219,945	–	396,244
Richard D. Fain(5)	292,636	219,945	–	512,580
Stephen R. Howe, Jr.	145,000	219,945	11,260	376,205
William L. Kimsey(6)	83,914	—	–	83,914
Michael O. Leavitt	120,000	219,945	–	339,945
Amy McPherson(7)	117,907	219,945	–	337,851
Maritza G. Montiel	132,000	219,945	–	351,945
Ann S. Moore	112,000	219,945	–	331,945
Eyal M. Ofer(8)	90,000	219,945	–	309,945
Vagn O. Sørensen	145,000	219,945	–	364,945
Donald Thompson	122,000	219,945	–	341,945
Arne Alexander Wilhelmsen	120,000	219,945	–	339,945
Rebecca Yeung	127,817	219,945	–	347,762
(1)The column titled “Stock Awards” reports the fair value of restricted stock unit awards at their grant date in 2025 calculated in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For the
assumptions used in valuing these awards for purposes of computing this expense, please see Note 11 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2025.
(2)As of December 31, 2025, each non-employee director listed in the table held 870 unvested RSUs that vest one year following the grant date.
(3)Represents travel expenses related to the attendance of such Director's spouse at a Board meeting where spouses were invited to attend.
(4)Mr. Brock received a prorated cash retainer for his appointment as Lead Director.
(5)Mr. Fain received a prorated cash retainer for his membership in the Safety, Environment, Sustainability and Health Committee and for
his role as Chairman for a portion of the year.
(6)Mr.  Kimsey's term on the Board of Directors ended May 28, 2025 and he received a prorated cash retainer for service during 2025.
(7)Ms. McPherson received a prorated cash retainer for her membership in the Nominating and Corporate Governance Committee.
(8)Mr. Ofer waived $30,000 of his annual cash retainer corresponding to the fourth quarter of 2025.

68	2026 Proxy Statement

PROPOSAL 3	TABLE OF CONTENTS
The board recommends a
vote “FOR” this proposal.
PROPOSAL 3
Ratification of Principal
Independent Registered Public
Accounting Firm
The Audit Committee has appointed PricewaterhouseCoopers LLP as our principal independent auditor for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP has served in this capacity since at least 1989. A representative of
PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions from the shareholders and to make a statement if the representative desires to do so.
Although ratification by the shareholders of the appointment of our principal independent auditor is not required, the Board is submitting the selection of PricewaterhouseCoopers LLP for ratification because the Board values the views of our shareholders on the selection and believes doing so is consistent with good corporate governance. If the shareholders do not approve this proposal, the Audit Committee will re-evaluate its selection, taking into consideration the shareholder vote.
However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm and may do so at any time at its discretion.
The Board unanimously recommends a vote "FOR" ratification of the selection of PricewaterhouseCoopers LLP as our principal independent auditor for the 2026 fiscal year.

2026 Proxy Statement	69

TABLE OF CONTENTS	AUDIT FEES
Audit Fees
Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31,
2025, and 2024 were:

	2025 ($)	2024 ($)

Audit fees(1)	5,939,545	4,678,355
Audit-related fees(2)	716,780	800,448
Tax fees(3)	47,215	14,580
All other fees(4)	2,000	3,825
Total	6,705,540	5,497,208
(1)The audit fees for the fiscal years ended December 31, 2025 and 2024 were for professional services rendered for the integrated audits of the Company’s consolidated financial statements and system of internal control over financial reporting, quarterly reviews, statutory audits required by foreign jurisdictions, consents, issuance of comfort letters, and review of documents filed with the SEC.
(2)The audit-related fees for the fiscal years ended December 31, 2025 and 2024 were for the audits of the Company’s retirement savings plan, pre-implementation reviews of processes or systems, and other attest services.
(3)Tax fees for the fiscal years ended December 31, 2025 and 2024 were for services performed in connection with international tax compliance and transfer pricing.
(4)All other fees for the fiscal years ended December 31, 2025 and 2024 were for subscription fees for accounting and auditing research software.
Pursuant to the terms of its charter, the Audit Committee approves all audit and audit related engagement fees and terms and all non-audit engagements with the principal independent auditor. The Chair of the Audit Committee also has the authority to approve any non-audit engagements with the independent registered public accounting firm but must report any such approvals to the Audit Committee at its next meeting. Our Audit Committee was not called upon in the fiscal year ended
December 31, 2025, to approve, after the fact, any non-audit, review or attest services pursuant to the pre-approval waiver provisions of the auditor independence rules of the SEC and the Audit Committee charter.
Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by
PriceWaterhouseCoopers LLP during fiscal year 2025, as described above. Additionally, the Audit Committee has considered and determined that the services provided by PricewaterhouseCoopers LLP are compatible with maintaining
PricewaterhouseCoopers LLP’s independence.

70	2026 Proxy Statement

REPORT OF THE AUDIT COMMITTEE	TABLE OF CONTENTS
Report of the Audit Committee
The Audit Committee is composed of four non-management directors, each of whom meets the independence and financial literacy requirements of the New York Stock Exchange and SEC rules. In addition, three of the members qualify as “audit committee financial experts” as defined by the SEC.
The Audit Committee operates under a written charter adopted by the Board of Directors, which may be accessed on our website at www.rclinvestor.com. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. In accordance with the charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the quality and integrity of the Company’s financial statements; the qualifications, independence and performance of the Company’s principal independent auditor; the performance of the Company’s internal audit function; and the Company’s compliance with legal and regulatory requirements in connection with the foregoing.
It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal control over financial reporting. The internal auditor’s responsibility is to review and, when appropriate, audit the internal control over financial reporting. The Company’s principal independent auditor has the responsibility to express an opinion on the financial statements and internal control over financial reporting based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s principal independent auditor all annual and quarterly financial statements prior to their issuance. During 2025, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the principal independent auditor of matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including the quality of the
Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the principal independent auditor matters relating to its independence, including the written disclosures and letter from the principal independent auditor to the Audit Committee required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services is compatible with maintaining the independence of the principal independent auditor.
The Audit Committee also has reviewed and discussed with management, the internal auditor and the principal independent auditor the Company’s internal controls report and the auditor’s attestation of the report.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31,
2025, for filing with the SEC.
THE AUDIT COMMITTEE
•Stephen R. Howe, Jr. Chair
•Maritza G. Montiel
•Vagn O. Sørensen
•Rebecca Yeung

2026 Proxy Statement	71

TABLE OF CONTENTS	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management
PRINCIPAL SHAREHOLDERS
This table sets forth information as of April 9, 2026 about persons we know to beneficially own(1) more than five percent of our common stock.

Name of Beneficial Owner	Shares of Common Stock (#)		Percentage of Ownership(2) (%)

Capital International Investors	37,125,244	(3)	13.8%
The Vanguard Group	30,066,167	(4)	11.2%
Capital Research Global Investors	23,330,212	(5)	8.7%
BlackRock, Inc.	20,166,398	(6)	7.5%
Capital World Investors	17,769,218	(7)	6.6%
AWILHELMSEN AS	16,435,910	(8)	6.1%
(1)A person is deemed to be the beneficial owner of securities to which such person has the right to acquire within 60 days from April 1,
2026, including upon the exercise of options, warrants and other convertible securities.
(2)Applicable percentage ownership is rounded and based on 268,192,721 shares of common stock outstanding as of April 9, 2026.
(3)Represents shares beneficially owned by Capital International Investors, 333 South Hope Street, 55th Floor, Los Angeles, California
90071. Of the total shares owned, the nature of beneficial ownership is as follows: sole voting power over 36,821,112 shares; and sole dispositive power over 37,125,244 shares. The foregoing information is based on Amendment 5 to Schedule 13G/A filed by Capital
International Investors with the SEC on February 13, 2026.
(4)Represents shares beneficially owned by The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355. Of the total shares owned, the nature of beneficial ownership is as follows: shared voting power over 1,524,512 shares; sole dispositive power over 27,626,791 shares;
and shared dispositive power over 2,439,376 shares. The foregoing information is based solely on Amendment 11 to Schedule 13G/A filed by The Vanguard Group with the SEC on October 30, 2025. On March 27, 2026, Vanguard filed a Schedule 13G/A (Amendment No.
13) reporting that on January 12, 2026, it went through an internal realignment pursuant to which certain subsidiaries or business divisions of subsidiaries of Vanguard, that formerly had, or were deemed to have, beneficial ownership with Vanguard, will report beneficial ownership separately (on a disaggregated basis) from Vanguard. Accordingly, Vanguard has stated that it no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. As of the date of this proxy statement, RCL has not received any filings from such subsidiaries and/or business divisions reflecting the disaggregated ownership.
(5)Represents shares beneficially owned by Capital Research Global Investors, 333 South Hope Street, 55th Floor, Los Angeles, California
90071. Of the total shares owned, the nature of beneficial ownership is as follows: sole voting power over 23,327,911 shares and sole dispositive power over 23,330,212 shares. The foregoing information is based on Amendment 4  to Schedule 13G filed by Capital
Research Global Investors with the SEC on May 13, 2025.
(6)Represents shares beneficially owned by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. Of the total shares owned, the nature of beneficial ownership is as follows: sole voting power over 18,594,819 shares; and sole dispositive power over 20,166,398 shares. The foregoing information is based solely on Amendment 5 to Schedule 13G/A filed by BlackRock, Inc. with the SEC on October 17, 2025.
(7)Represents shares beneficially owned by Capital World Investors, 333 South Hope Street, 55th Floor, Los Angeles, California 90071. Of
the total shares owned, the nature of beneficial ownership is as follows: sole voting power over 13,678,305 shares and sole dispositive power over 13,802,642 shares. The foregoing information is based on Amendment 1 to Schedule 13G filed by Capital World Investors with the SEC on May 13, 2025.
(8)AWILHELMSEN AS is a Norwegian corporation, the indirect beneficial owners of which are members of the Wilhelmsen family of Norway.
The shares reported in the table include 4,035,259 shares owned by AWilhelmsen Asset Management AS, an affiliate of AWILHELMSEN
AS. AWILHELMSEN AS has the power to vote and dispose of the shares owned by AWilhelmsen Asset Management AS pursuant to an agreement between the parties. The foregoing information is based on a Form 4 filed by Arne Alexander Wilhelmsen with the SEC on
February 27, 2026.

72	2026 Proxy Statement

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	TABLE OF CONTENTS
Security Ownership of Directors and Executive Officers
This table sets forth information as of April 9, 2026 about the number of shares of common stock beneficially owned(1) by (i) our directors; (ii) the named executive officers listed in the “Compensation Discussion and Analysis” above; and (iii) our directors and executive officers as a group.
The number of shares beneficially owned by each named person or entity is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.
No shares of common stock held by our directors or named executive officers have been pledged.

Name of Beneficial Owner	Shares of Common Stock (#)		Percentage of Ownership(2) (%)

Michael W. Bayley	52,232		*
John F. Brock	24,035		*
Richard D. Fain	271,162	(3)	*
Naftali Holtz	15,493		*
Laura Hodges Bethge	23,751		*
Stephen R. Howe, Jr.	14,297		*
Harri U. Kulovaara	57,740		*
Michael O. Leavitt	8,180		*
Jason T. Liberty	169,595		*
Amy McPherson	10,572		*
Maritza G. Montiel	12,849		*
Ann S. Moore	29,003		*
Eyal M. Ofer	42,925		*
Vagn O. Sørensen	16,407		*
Donald Thompson	39,561		*
Arne Alexander Wilhelmsen	16,443,779	(4)	6.13
Rebecca Yeung	4,833		*
Christopher Wiernicki	444		*
All directors and executive officers as a group (19 persons)	17,270,660
*Denotes beneficial ownership of less than 1% of the outstanding shares of common stock
(1)A person is deemed to be the beneficial owner of securities to which such person has the right to acquire within 60 days from April 1,
2026. For each of the directors except Mr. Wiernicki, the total holdings includes 870 restricted stock units that are scheduled to vest on
May 28, 2026.
(2)Applicable percentage ownership is based on 268,192,721 shares of common stock outstanding as of April 9, 2026.
(3)Includes 68,176 shares owned by the Fain Family Foundation. This column does not include shares owned by trusts for the benefit of members of the Fain family in which Mr. Fain does not have any beneficial interest or shares directly or indirectly owned by Mr. Fain’s adult children.
(4)Includes 12,400,651 shares beneficially owned by AWILHELMSEN AS and 4,035,259 shares owned by AWilhelmsen Asset Management
AS, an affiliate of AWILHELMSEN AS. AWILHELMSEN AS has the power to vote and dispose of the shares owned by AWilhelmsen Asset
Management AS pursuant to an agreement between the parties. Mr. Wilhelmsen disclaims beneficial ownership of these shares.

2026 Proxy Statement	73

TABLE OF CONTENTS	EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information
The following table summarizes our equity plan information as of December 31, 2025.

Plan Category	Column A: Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)

Equity compensation plans approved by security holders	1,199,027	(1)	–	8,985,615	(2)
Equity compensation plans not approved by security holders	–		–	–
Total	1,199,027		–	8,985,615
(1)Includes unvested or unsettled restricted stock units and unvested performance share units under our 2008 Equity Incentive Plan.
(2)Includes 8,047,784 shares available for issuance under our 2008 Equity Incentive Plan, as amended and restated, plus 937,831 shares remaining available, as well as the number of shares subject to purchase during any current purchase period, under the 1994 Employee
Stock Purchase Plan.

74	2026 Proxy Statement

General Information
AVAILABILITY OF PROXY MATERIALS
Under the rules adopted by the SEC, we are furnishing proxy materials to our shareholders primarily over the Internet. We believe that this process expedites shareholders’ receipt of these materials, lowers the costs of our Annual Meeting and helps to conserve natural resources. On or about April 17, 2026, we mailed to each of our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025, on the Internet and how to access a proxy card to vote on the Internet. The Notice of Internet
Availability of Proxy Materials also contains instructions on how to receive a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials at www.proxyvote.com.
WHO MAY VOTE
Each share of our common stock outstanding as of the close of business on April 9, 2026 (the “Record Date”) is entitled to one vote at the Annual Meeting. At the close of business on the Record Date, 268,192,721 shares of our common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the Record Date.
These shares include shares that are (1) held of record directly in your name (in which case, you are a “Record Holder” with respect to such shares) and (2) held for you as the beneficial owner through a broker, bank or other nominee (in which case, you are a “Beneficial Holder” with respect to such shares). There are some distinctions between being a Record Holder and a
Beneficial Holder as described herein.
SHARES HELD OF RECORD
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the Record Holder with respect to those shares, and the proxy materials were sent directly to you by Royal Caribbean. As the
Record Holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote on the
Internet as described in the Notice of Internet Availability of Proxy Materials and below under the heading “How to Vote.”
SHARES OWNED BENEFICIALLY
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the Beneficial Holder of shares held in street name, and the proxy materials were forwarded to you by your broker or other nominee who is considered, with respect to those shares, the shareholder of record. As the Beneficial Holder, you have the right to direct your broker or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting.
REQUIREMENTS TO ATTEND THE ANNUAL MEETING
You are invited to attend the Annual Meeting if you are a Record Holder or Beneficial Holder as of the Record Date. If you are
a Record Holder, you must bring proof of identification, such as a valid driver’s license, for admission to the Annual Meeting. If you are a Beneficial Holder, you will need to provide proof of ownership by bringing either your proxy card provided to you by your broker or a copy of your brokerage statement showing your share ownership as of the Record Date.
HOW TO VOTE
Voting in Person
Shares held in your name as the Record Holder may be voted in person at the Annual Meeting. Shares for which you are the
Beneficial Holder may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

2026 Proxy Statement	75

TABLE OF CONTENTS	GENERAL INFORMATION
Voting Without Attending the Annual Meeting
Regardless of how you hold your shares, you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held as a Beneficial Holder, by submitting voting instructions to your broker or other nominee.
You may also vote using the Internet or by mail as outlined in the Notice of Internet Availability of Proxy Materials or on your proxy card. Please see the Notice of Internet Availability of Proxy Materials, your proxy card or the information your bank, broker or other holder of record provided to you for more information on these options. Votes cast by Internet have the same effect as votes cast by submitting a written proxy card.
HOW PROXIES WORK
All properly executed proxies will be voted in accordance with the instructions contained thereon and, if no choice is specified, the proxies will be voted:
(1)FOR the election of the twelve nominees for director named below (Proposal No. 1);
(2)FOR the approval of the compensation of our named executive officers (Proposal No. 2); and
(3)FOR the ratification of the selection of PricewaterhouseCoopers LLP (Proposal No. 3).
Under New York Stock Exchange (“NYSE”) rules, if you are a Beneficial Holder and do not provide specific voting instructions in a timely fashion to your broker or other nominee that holds your shares, such broker or nominee will not be authorized to vote your shares on any matters other than Proposal No. 3 regarding the ratification of the auditors. Therefore, failure to provide your broker or other nominee with specific voting instructions in a timely fashion will result in “broker non-votes” with respect to Proposals No. 1 and 2.
MATTERS TO BE PRESENTED
We are not aware of any matters to be presented for a vote at the Annual Meeting other than those described in this proxy statement. If any matters not described in this proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is postponed or adjourned, the proxies will vote your shares on the new meeting date in accordance with your previous instructions unless you have revoked your proxy.
VOTES NECESSARY TO APPROVE PROPOSALS
We will hold the Annual Meeting if we have a quorum, which requires the presence, in person or represented by proxy, of holders of a majority of the outstanding shares of common stock as of the Record Date. If you vote via the Internet or sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card. If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the Record Date, we will not have a quorum and the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.
The affirmative vote of a majority of the votes cast is required to approve each proposal.
Although abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, they will not have any effect on the outcome of any proposal.
Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of common stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies. They shall also receive, count and tabulate ballots and votes and determine the results thereof.
REVOKING A PROXY
Any proxy may be revoked by a shareholder at any time prior to the final vote at the Annual Meeting by voting again on a later date via the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and submitting a later dated proxy or by attending the Annual Meeting and voting in person. However, your attendance at the
Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary at 1050 Caribbean Way, Miami, Florida 33132 a
written notice of revocation prior to the Annual Meeting.
Proposals of Shareholders for Next Year
Proposals of shareholders intended to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of
Shareholders must be received by our Corporate Secretary no later than December 18, 2026 at our executive offices: 1050
Caribbean Way, Miami, Florida 33132. Such proposals will need to comply with SEC regulations regarding the inclusion of shareholder proposals in company sponsored proxy statements. Any proposals for consideration at our next annual meeting of shareholders, but not included in our proxy statement, must be received by the Corporate Secretary of the Company no later than January 28, 2027 in accordance with our Bylaws.

76	2026 Proxy Statement

GENERAL INFORMATION	TABLE OF CONTENTS
In addition, in order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule
14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.
Solicitation of Proxies
This proxy statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board. We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone or other electronic means. None of these employees will receive any additional or special compensation for assisting us in soliciting proxies. Okapi Partners has been retained to assist in soliciting proxies at a fee of approximately $17,000, plus distribution costs and other expenses. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.
Notice Regarding Delivery of Security Holder Documents
Under the SEC rules, delivery of one proxy statement and annual report to two or more investors sharing the same mailing address is permitted, under certain conditions. This procedure, called “householding,” applies to you if all of the following criteria are met:
(1)You have the same address as other security holders registered on our books;
(2)You have the same last name as the other security holders; and
(3)Your address is a residential address or post office box.
If you meet these criteria, you are eligible for householding and the following terms apply. If you are not eligible, please disregard this notice.
FOR REGISTERED SHAREHOLDERS
Only one proxy statement and annual report will be delivered to the shared mailing address. You will, however, still receive separate mailings of important and personal information, as well as a separate proxy card.
What do I need to do to receive just one set of annual disclosure materials?
You do not have to do anything. Unless Broadridge is notified otherwise within 60 days of the mailing of this notice, your consent is implied and only one set of materials will be sent to your household. This consent is considered perpetual, which means you will continue to receive a single proxy statement/ annual report in the future unless you notify us otherwise.
What if I want to receive multiple sets of materials?
If you would like to receive multiple sets of materials, call or write Broadridge at 800-542-1061 or 51 Mercedes Way,
Edgewood, NY 11717. A separate set of materials will be sent to you promptly.
What if I consent to have one set of materials mailed now, but change my mind later?
Call or write Broadridge to turn off the householding instructions for yourself. You will then be sent a separate proxy statement and annual report within 30 days of receipt of your instruction.
The reason I receive multiple sets of materials is that some of the stock belongs to my children. What happens when they move out and no longer live in my household?
When there is an address change for one of the members of the household, materials will be sent directly to the shareholder at his or her new address.
Annual Report on Form 10-K
We will provide without charge to each person solicited by this proxy statement, upon the written request of such person, a copy of our annual report on Form 10-K, as filed with the SEC, for our most recent fiscal year. Such written requests should be directed to investor relations, Royal Caribbean Cruises Ltd., 1050 Caribbean Way, Miami, Florida 33132.

2026 Proxy Statement	A-1

Annex
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Proxy Statement relating to, among other things, financial results for 2026 and beyond; demand for
Royal Caribbean Cruises Ltd. (the "Company") brands; future strategic initiatives; and corporate responsibility goals constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe,"
"considering," "could," "driving," "estimate," "expect," "goal," "intend," "may," "plan," "project," "seek," "should," "shaping up"
"would" and similar expressions are intended to help identify forward-looking statements.
Forward-looking statements reflect management's current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the impact of the economic and geopolitical environment, including changing tariffs and the related uncertainty thereof, on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; changes in operating costs; the unavailability or cost of air service; disease outbreaks and increased concern about the risk of illness on our ships or when travelling to or from our ships, which could cause a decrease in demand, guest cancellations, and ship redeployments;
incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; the effects of weather, climate events and/or natural disasters on our business; risks related to our sustainability activities; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; unavailability of ports of call; vacation industry competition and increase in industry capacity and overcapacity; inability to manage our cost and capital allocation strategies; the uncertainties of conducting business globally and expanding into new markets and new ventures, including potential acquisitions; issues with travel advisers that sell and market our cruises; reliance on third-party service providers; potential unavailability of insurance coverage; the risks and costs related to cyber security attacks, data breaches, protecting our systems and maintaining data integrity and security; uncertainties of a foreign legal system as we are not incorporated in the United States; our ability to obtain sufficient financing or capital to fund our capital expenditures, operations, debt repayments and other financing needs;
our expectation and ability to pay a cash dividend on our common stock in the future; changes to our dividend policy; growing anti-tourism sentiments and environmental concerns; changes in U.S. or other countries' foreign travel policy; impact of new or changing legislation and regulations (including environmental regulations) or governmental orders on our business;
fluctuations in foreign currency exchange rates, fuel prices and interest rates; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; our ability to recruit, develop and retain high quality personnel; and pending or threatened litigation, investigations and enforcement actions.
Forward-looking statements should not be relied upon as predictions of actual results. Undue reliance should not be placed on the forward-looking statements in this Proxy Statement, which are based on information available to the Company on the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
SELECTED OPERATIONAL AND FINANCIAL METRICS
Adjusted EBITDA is a non-GAAP measure that represents EBITDA (as defined below) excluding certain items that we believe adjusting for is meaningful when assessing our profitability on a comparative basis. For the periods presented, these items included (i) other (income) expense, (ii) equity investment impairment, (recovery) of losses, and other, (iii) restructuring charges and other initiative expenses, and (iv) impairment and credit losses, and (v) gain on sale of noncontrolling interest.
Adjusted Earnings per Share ("Adjusted EPS") is a non-GAAP measure that represents Adjusted Net Income attributable to
Royal Caribbean Cruises Ltd. (as defined below) divided by weighted average shares outstanding or by diluted weighted average shares outstanding, as applicable. We believe that this non-GAAP measure is meaningful when assessing our performance on a comparative basis.
Adjusted Gross Margin represents Gross Margin, adjusted for payroll and related, food, fuel, other operating, and depreciation and amortization expenses. Gross Margin is calculated pursuant to GAAP as total revenues less total cruise operating expenses, and depreciation and amortization.

A-2	2026 Proxy Statement

ANNEX	TABLE OF CONTENTS
Adjusted Net Income attributable to Royal Caribbean Cruises Ltd. is a non-GAAP measure that represents Net Income attributable Royal Caribbean Cruises Ltd., excluding certain items that we believe adjusting for is meaningful when assessing our performance on a comparative basis. For the periods presented, these items included (i) loss on extinguishment of debt and inducement expense; (ii) restructuring charges and other initiatives expenses; (iii) the amortization of the Silversea intangible assets resulting from the Silversea acquisition; (iv) gain on sale of noncontrolling interest; (v) equity investment impairment, (recovery) of losses and other; (vi) litigation loss contingency, which includes the 2024 release of the loss contingency recorded in 2022 in connection with the Havana Docks litigation; (vii) impairment and credit losses; (viii) tax on the sale of PortMiami noncontrolling interest; (ix) gain on sale of controlling interest; and (x) Silver Whisper deferred tax liability release.
Adjusted Operating Income is a Non-GAAP measure that represents operating income including income from equity investments and provision for income taxes but excluding certain items for which we believe adjusting for is meaningful when assessing our operating performance on a comparative basis. We use this non-GAAP measure to calculate ROIC (as defined below).
Available Passenger Cruise Days ("APCD") is our measurement of capacity and represents double occupancy per cabin multiplied by the number of cruise days for the period, which excludes canceled cruise days and cabins not available for sale.
We use this measure to perform capacity and rate analysis to identify our main non-capacity drivers that cause our cruise revenue and expenses to vary.
EBITDA is a non-GAAP measure that represents Net Income attributable to Royal Caribbean Cruises Ltd. excluding (i) interest income; (ii) interest expense, net of interest capitalized; (iii) depreciation and amortization expenses; and (iv) provision for income taxes. We believe that this non-GAAP measure is meaningful when assessing our operating performance on a comparative basis.
Gross Margin Yield represent Gross Margin per APCD.
Invested Capital represents the most recent five-quarter average of total debt (i.e., Current portion of long-term debt plus Long-
term debt) plus the most recent five-quarter average of Total shareholders' equity. We use this measure to calculate ROIC (as defined below).
Net Yields represent Adjusted Gross Margin per APCD. We utilize Adjusted Gross Margin and Net Yields to manage our business on a day-to-day basis as we believe that they are the most relevant measures of our pricing performance because they reflect the cruise revenues earned by us net of our most significant variable costs, which are commissions, transportation and other expenses, and onboard and other expenses.
Occupancy ("Load factor"), in accordance with cruise vacation industry practice, is calculated by dividing Passenger Cruise Days
(as defined below) by APCD. A percentage in excess of 100% indicates that three or more passengers occupied some cabins.
Return on Invested Capital ("ROIC") represents Adjusted Operating Income divided by Invested Capital. We believe ROIC is a meaningful measure because it quantifies how efficiently we generated operating income relative to the capital we have invested in the business.
Trifecta refers to the multi-year Adjusted EBITDA per APCD, Adjusted EPS and ROIC goals we publicly announced in
November 2022. We designed these goals to help us better execute and achieve our business goals by clearly articulating longer-term financial objectives. Under Trifecta, we are targeting Adjusted EBITDA per APCD of at least $100, Adjusted EPS of at least $10, and ROIC of 13% or higher by the end of 2025. On July 25, 2024, we announced the company achieved all three of its Trifecta goals 18 months ahead of schedule, on a trailing twelve-month basis
Constant Currency is a significant measure for our revenues and expenses, which are denominated in currencies other than the U.S. Dollar. Because our reporting currency is the U.S. Dollar, the value of these revenues and expenses in U.S. Dollar will be affected by changes in currency exchange rates. Although such changes in local currency prices are just one of many elements impacting our revenues and expenses, it can be an important element. For this reason, we also monitor our revenues and expenses in "Constant Currency" - i.e., as if the current period's currency exchange rates had remained constant with the comparable prior period's rates. For the 2025 period presented, we calculate "Constant Currency" by applying the average for 2024 period exchange rates for each of the corresponding months, so as to calculate what the results would have been had exchange rates been the same throughout both periods. We do not make predictions about future exchange rates and use current exchange rates for calculations of future periods. It should be emphasized that the use of
Constant Currency is primarily used by us for comparing short-term changes and/or projections. Over the longer term, changes in guest sourcing and shifting the amount of purchases between currencies can significantly change the impact of the purely currency-based fluctuations.

2026 Proxy Statement	A-3

TABLE OF CONTENTS	ANNEX
Reconciliation of Non-GAAP and GAAP Financial Measures
In this proxy statement, we have provided certain non-GAAP financial information to aid shareholders in better understanding our 2025 business performance and executive compensation programs.
We reported Net Income attributable to Royal Caribbean Cruises Ltd., Adjusted Net Income attributable to Royal Caribbean
Cruises Ltd., Earnings per Share and Adjusted Earnings per Share as shown in the following table (in millions, except per share data):

	Year Ended December 31

	2025	2024
Net Income attributable to Royal Caribbean Cruises Ltd.	$4,268	$2,877
Loss on extinguishment of debt (1)	16	463
Litigation loss contingency (2)	—	(124)
Impairment and credit losses (3)	—	9
Equity investment impairment, recovery of losses and other	(1)	(1)
Restructuring charges and other initiatives expense	8	10
Amortization of Silversea Cruises intangible assets resulting from the Silversea acquisition (4)	6	6
PortMiami tax on sale of noncontrolling interest (5)	—	(3)
Gain on sale of noncontrolling interest (6)	(11)	—
Adjusted Net Income attributable to Royal Caribbean Cruises Ltd.	$4,286	$3,237
Basic:
Earnings per Share	$15.75	$11.00
Adjusted Earnings per Share	$15.81	$12.38
Diluted:
Earnings per Share(7)	$15.61	$10.94
Adjusted Earnings per Share(8)	$15.64	$11.80
Weighted-Average Shares Outstanding:
Basic	271	261
Diluted	274	279
(1)For 2025 and 2024, includes $10 million and $119 million, respectively, of inducement expense related to the settlements of our 6.00%
convertible notes due 2025. These amounts are included in Interest expense, net of interest capitalized within our consolidated statements of comprehensive income (loss).
(2)For 2024, represents the release of the loss contingency recorded in 2022, in connection with the Havana Docks litigation inclusive of related legal fees and costs. These amounts are included in Other income (expense) within our consolidated statements of comprehensive income (loss).
(3)For 2024, primarily represents property and equipment impairment charges related to certain construction in progress assets, which we determined would no longer be completed. This amount is included in Marketing, selling and administrative expenses within our consolidated statements of comprehensive income (loss).
(4)Represents the amortization of the Silversea  intangible assets resulting from the 2018 Silversea acquisition.
(5)For 2024, represents adjustments to tax impacts on the 2023 PortMiami sale of noncontrolling interest. These amounts are included in
Other income (expense) in our consolidated statements of comprehensive income (loss).
(6)For 2025, represents gain on sale of noncontrolling interest of Floating Docks and Grand Bahama Shipyard. These amounts are included in Other income within our consolidated statements of comprehensive income (loss).
(7)Diluted EPS includes the add-back of $16 million and $175 million of dilutive inducement and interest expense related to our convertible notes for the years ended December 31, 2025, and 2024, respectively.
(8)Adjusted Diluted EPS includes the add-back of dilutive interest expense related to our convertible notes of $6 million and  $56 million for the years ended December 31, 2025, and 2024, respectively.

A-4	2026 Proxy Statement

ANNEX	TABLE OF CONTENTS
EBITDA and Adjusted EBITDA were calculated as follows for the year ended December 31, 2025 (in millions, except APCD and per APCD data.):

Year Ended December 31, 2025 ($)

Net Income attributable to Royal Caribbean Cruises Ltd.	4,268
Interest income	(24)
Interest expense, net of interest capitalized	992
Depreciation and amortization expenses	1,718
Provision for income taxes	82
EBITDA	7,036
Other (income) expense	(17)
Equity investment impairment, recovery of losses and other	(1)
Restructuring charges and other initiatives expense (1)	8
Adjusted EBITDA	7,025

APCD	53,325,212
Adjusted EBITDA per APCD	131.75
(1)These amounts are included in Marketing, selling and administrative expenses within our consolidated statements of comprehensive income (loss).
Gross Margin Yields and Net Yields were calculated by dividing Gross Margin and Adjusted Gross Margin by APCD as follows
(in millions, except APCD and Yields):

	Year Ended December 31,

	2025 ($)	2025 On a Constant Currency Basis ($)	2024 ($)

Total revenues	17,935	17,915	16,484
Less:
Cruise operating expenses	9,083	9,058	8,652
Depreciation and amortization expenses	1,718	1,718	1,600
Gross Margin	7,133	7,140	6,231
Add:
Payroll and related	1,366	1,366	1,301
Food	1,019	1,019	934
Fuel	1,146	1,146	1,160
Other operating	2,202	2,188	2,098
Depreciation and amortization expenses	1,718	1,718	1,600
Adjusted Gross Margin	14,585	14,577	13,325
APCD	53,325,212	53,325,212	50,552,731
Gross Margin Yields	133.77	133.89	123.27
Net Yields	273.51	273.35	263.59

2026 Proxy Statement	A-5

TABLE OF CONTENTS	ANNEX
Adjusted Operating Income and ROIC, were calculated as follows: (in millions, except ROIC.)

For the Twelve Months Ended December 31, 2025 ($)

Operating Income	4,910
Including:
Equity investment income	414
Provision for income taxes	(82)
Adjustments:
Equity investment impairment, recovery of losses and other	(1)
Restructuring charges and other initiatives expense (1)	8
Amortization of Silversea Cruises intangible assets related to Silversea acquisition (2)	6
Adjusted Operating Income	5,254

Invested Capital	29,174
ROIC	18.0%
(1)These amounts are included in Marketing, selling and administrative expenses within our consolidated statements of comprehensive income (loss).
(2)Represents the amortization of the Silversea intangible assets resulting from the 2018 Silversea acquisition.

Royal Caribbean Group

Miami, Florida
royalcaribbeangroup.com
1050 Caribbean Way
Miami, FL 33132

RoyalCaribbean INTERNATIONAL Celebrity Cruises SILVERSEA TUI CRUISES

ROYAL CARIBBEAN CRUISES LTD.
1050 CARIBBEAN WAY
MIAMI, FL 33132-2096
ATTN: INVESTOR RELATIONS

SCAN TO
VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95766-P47540 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

ROYAL CARIBBEAN CRUISES LTD.

The Board of Directors recommends you vote FOR the election of all the listed nominees, and FOR Proposals 2 and 3.

1. Election of Directors	**For**	**Against**	**Abstain**
1a. John F. Brock	☐	☐	☐
1b. Richard D. Fain	☐	☐	☐
1c. Stephen R. Howe, Jr.	☐	☐	☐
1d. Michael O. Leavitt	☐	☐	☐
1e. Jason T. Liberty	☐	☐	☐
1f. Amy McPherson	☐	☐	☐
1g. Maritza G. Montiel	☐	☐	☐
1h. Eyal M. Ofer	☐	☐	☐
1i. Vagn O. Sørensen	☐	☐	☐
1j. Donald Thompson	☐	☐	☐
1k. Christopher Wiernicki	☐	☐	☐
1l. Arne Alexander Wilhelmsen	☐	☐	☐

	For	**Against**	**Abstain**
2. Advisory approval of the Company's compensation of its named executive officers.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: THE SHARES COVERED BY A PROPERLY EXECUTED PROXY WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFIC DIRECTIONS ARE MADE, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL LISTED NOMINEES, AND "FOR" PROPOSALS 2 AND 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.

V95767-P47540

ROYAL CARIBBEAN CRUISES LTD.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 28, 2026

The undersigned hereby appoints Jason T. Liberty and Naftali Holtz, and each of them, as the undersigned's attorneys and agents to vote as Proxy for the undersigned, as herein stated, at the Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. to be held at the JW Marriott Marquis Miami, 255 Biscayne Boulevard Way, Miami, Florida 33131 on Thursday, May 28, 2026 at 9:00 A.M., Eastern Time, and at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the Proposals set forth on the reverse side and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 17, 2026 and Annual Report for 2025.

Continued and to be signed on reverse side